JP MORGAN INSTITUTIONAL FUNDS


   As filed with the Securities and Exchange Commission on February 28, 2001.
                    Registration Nos. 033-54642 and 811-07342


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 84

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 85


                         J.P. MORGAN INSTITUTIONAL FUNDS
                     (formerly The JPM Institutional Funds)
               (Exact Name of Registrant as Specified in Charter)

            60 State Street, Suite 1300, Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (617) 557-0700

                Margaret W. Chambers, c/o Funds Distributor, Inc.
            60 State Street, Suite 1300, Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                           Copy to: John E. Baumgardner, Jr., Esq.
                                    Sullivan & Cromwell
                                    125 Broad Street
                                    New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):


|_| Immediately upon filing pursuant to paragraph (b) |X| on February 28, 2001 pursuant to paragraph (b) |_| 60 days after filing pursuant to paragraph (a)(1) |_| on (date) pursuant to paragraph (a)(1) |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of Rule 485 (b).


If appropriate, check the following box:


--------------------------------------------------------------------------------

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE


      This post-effective amendment No. 84 to the registration statement of J.P. Morgan Institutional Funds (the "Registrant") on Form N-1A is being filed to update the Registrant's disclosure in the Prospectuses and Statements of Additional Information relating to J.P. Morgan Institutional Short Term Fund, J.P. Morgan Institutional Bond Fund, J.P. Morgan Institutional Global Strategic Income Fund, J.P. Morgan Institutional Bond Fund - Ultra and J.P. Morgan Bond Fund - Advisor Series, each a series of shares of the Registrant, to include updated financial information for the fiscal year ended October 31, 2000, and to update other information in the registration statement.

--------------------------------------------------------------------------------
                                         MARCH 1, 2001  |  PROSPECTUS
--------------------------------------------------------------------------------


J.P. MORGAN INSTITUTIONAL
FIXED INCOME FUNDS

Short Term Bond Fund

Bond Fund

Global Strategic Income Fund

Tax Exempt Bond Fund

New York Tax Exempt Bond Fund

                                            ------------------------------------
                                            Seeking high total return or current
                                            income by investing primarily in
                                            fixed income securities.

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                 JPMorgan

CONTENTS
--------------------------------------------------------------------------------

      2 | J.P. MORGAN INSTITUTIONAL FIXED INCOME FUNDS

          Each fund's goal, principal strategies,
                 principal risks, performance and
                                         expenses

          J.P. Morgan Institutional Short Term Bond Fund ......................2

          J.P. Morgan Institutional Bond Fund .................................4

          J.P. Morgan Institutional Global Strategic Income Fund ..............6

          J.P. Morgan Institutional Tax Exempt Bond Fund ......................8

          J.P. Morgan Institutional New York Tax Exempt Bond Fund ............10

     12 | FIXED INCOME MANAGEMENT APPROACH

          Principles and techniques common
           to the funds in this prospectus

          J.P. Morgan ........................................................12


          J.P. Morgan Institutional Fixed Income Funds .......................12


          The spectrum of fixed income funds .................................12

          Who may want to invest .............................................12

          Fixed income investment process ....................................13

     14 | YOUR INVESTMENT

              Investing in the J.P. Morgan
          Institutional Fixed Income Funds

          Investing through a financial professional .........................14

          Investing through an employer-sponsored retirement plan ............14

          Investing through an IRA or rollover IRA ...........................14

          Investing directly .................................................14

          Opening your account ...............................................14

          Adding to your account .............................................14

          Selling shares .....................................................15

          Account and transaction policies ...................................15

          Dividends and distributions ........................................16

          Tax considerations .................................................16

     17 | FUND DETAILS

          More about risk and the funds'
                     business operations

          Business structure .................................................17

          Management and administration ......................................17

          Risk and reward elements ...........................................18

          Investments ........................................................20

          Financial highlights ...............................................22

          FOR MORE INFORMATION .......................................back cover

J.P. MORGAN INSTITUTIONAL
SHORT TERM BOND FUND         |  TICKER SYMBOL: JMSBX
--------------------------------------------------------------------------------
                                REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                (J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 18-21.

[GRAPHIC] GOAL

The fund's goal is to provide high total return, consistent with low volatility of principal. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. For a description of duration, please see "Fixed Income Investment Process" on page 13.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar duration fixed income funds will depend on the success of the investment process, which is described on page 13.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 16 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages more than $700 billion, including more than ___ billion using similar strategies as the fund.


The portfolio management team is led by Connie J. Plaehn, managing director, who has been on the team since the fund's inception and has been at J.P. Morgan since 1984, John Donohue, vice president, who has been on the team since joining J.P. Morgan in June of 1997 from Goldman Sachs & Co., where he was an institutional money market portfolio manager, and Abigail J. Feder, vice president, who joined J.P. Morgan in April of 2000 from Morgan Stanley Dean Witter Investment Management, where she managed short term fixed income portfolios.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o The fund seeks to achieve its goal by investing its assets in a master portfolio, which is another fund with the same goal.

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Short Term Bond Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last seven calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past one year, five years and life of the fund compared to those of the Merrill Lynch 1-3 Year Treasury Index. This is a widely recognized, unmanaged index of U.S. Treasury notes and bonds with maturities of 1-3 years used as a measure of overall short-term bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

-----------------------------
Year-by-year total return (%)   Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------

 1994        1995        1996         1997       1998        1999        2000

 0.36       10.80        5.10         6.40       7.04        3.21        7.23

o     J.P. Morgan Institutional Short Term Bond Fund


The fund's year-to-date total return as of 12/31/00 was 7.23%. For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 3.36% (for the quarter ended 6/30/95); and the lowest quarterly return was -0.47% (for the quarter ended 3/31/94).

-------------------------------
Average annual total return (%)        Shows performance over time, for periods ended December 31, 2000(1)
---------------------------------------------------------------------------------------------------------------
                                                                    Past 1 yr.   Past 5 yrs.  Life of fund
J.P. Morgan Institutional Short Term Bond Fund (after expenses)        7.23         5.79          5.55
---------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index (no expenses)                    8.00         5.92          5.76
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

--------------------------------------------------------------------------------
Annual fund operating expenses(3)(%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees                                                             0.25

Distribution (Rule 12b-1) fees                                              none


Other expenses                                                              0.22
--------------------------------------------------------------------------------
Total operating expenses                                                    0.47

Fee waiver and expense
reimbursement(4)                                                            0.17
--------------------------------------------------------------------------------
Net expenses(4)                                                             0.30
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Expense example(4)
--------------------------------------------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                           1 yr.    3 yrs.    5 yrs.     10 yrs.
Your cost($)                                31        134       246        575
--------------------------------------------------------------------------------


(1) The fund commenced operations on 9/13/93. For the period 7/31/93 through 9/30/93, life of fund returns reflect performance of the Pierpont Short Term Bond Fund, the fund's predecessor.

(2)   The fund's fiscal year end is 10/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of average net assets.


(4) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.30% of the fund's average daily net assets through 2/28/02.



                              J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND | 3

J.P. MORGAN INSTITUTIONAL BOND FUND     |  TICKER SYMBOL: JMIBX
--------------------------------------------------------------------------------
                                           REGISTRANT: J.P. MORGAN
                                           INSTITUTIONAL FUNDS
                                           (J.P. MORGAN INSTITUTIONAL BOND FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 18-21.

[GRAPHIC] GOAL

The fund's goal is to provide high total return consistent with moderate risk of capital and maintenance of liquidity. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years). For a description of duration, please see "Fixed Income Investment Process" on page 13.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 13.

To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund may use futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 16 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately more than $700 billion, including more than ___ billion using similar strategies as the fund.


The portfolio management team is led by Connie Plaehn, managing director, who has been at J.P. Morgan since 1984, Paul Zemsky, managing director, who has been at J.P. Morgan since 1985 and Jay Gladieux, vice president, who has been at J.P. Morgan since 1997. Mr. Zemsky has been on the team since 1988 and Ms. Plaehn has been on the team since 1994. Mr. Gladieux joined the team in September of 2000.

--------------------------------------------------------------------------------

Before you invest

Investors considering the fund should understand that:

o The fund seeks to achieve its goal by investing in a master portfolio, which is another fund with the same goal.

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


4 | J.P. MORGAN INSTITUTIONAL BOND FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Bond Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last ten calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compared to those of the Salomon Smith Barney Broad Investment Grade Bond Index. This is a widely recognized, unmanaged index of U.S. Treasury and agency securities and investment-grade mortgage and corporate bonds used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

-----------------------------
Year-by-year total return (%)   shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------


 1991    1992     1993     1994     1995    1996    1997   1998    1999    2000

13.45    6.53     9.29    (2.68)   18.42    3.30    9.29   7.54   (0.55)   10.93


o     J.P. Morgan Institutional Bond Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 6.30% (for the quarter ended 6/30/95); and the lowest quarterly return was -2.38% (for the quarter ended 3/31/94).


-------------------------------
Average annual total return (%)          Shows performance over time, for periods ended December 31, 2000(1)
------------------------------------------------------------------------------------------------------------
                                                                      Past 1 yr.   Past 5 yrs.  Past 10 yrs.
J.P. Morgan Institutional Bond Fund (after expenses)                     10.93        6.02          7.45
------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Broad Investment Grade Bond Index (no expenses)     11.59        6.45          8.00
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

--------------------------------------------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees                                                             0.30

Distribution (Rule 12b-1) fees                                              none


Other expenses                                                              0.19
--------------------------------------------------------------------------------
Total operating expenses                                                    0.49
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Expense example(4)
--------------------------------------------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total expenses remain unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                             1 yr.    3 yrs.    5 yrs.   10 yrs.
Your cost($)                                  50        157       274      616
--------------------------------------------------------------------------------


(1) The fund commenced operations on 7/26/93. Returns for the period 1/1/90 through 7/31/93 reflect performance of The Pierpont Bond Fund, the fund's predecessor.

(2)   The fund's fiscal year end is 10/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of average net assets.




                                         J.P. MORGAN INSTITUTIONAL BOND FUND | 5

J.P. MORGAN INSTITUTIONAL
GLOBAL STRATEGIC INCOME FUND      |  TICKER SYMBOL: JPIGX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN
                                     INSTITUTIONAL FUNDS
                                     (J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC
                                     INCOME FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 18-21.

[GRAPHIC] GOAL

The fund's goal is to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

Principal Strategies

The fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations (such as the World Bank), that the fund believes have the potential to provide a high total return over time. The fund may invest directly in mortgages and in mortgage-backed securities. The fund's securities may be of any maturity, but under normal market conditions its duration will generally be similar to that of the Lehman Brothers Aggregate Bond Index (currently about four and a half years). For a description of duration, please see "Fixed Income Investment Process" on page 13. At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).

The management team uses the process described on page 13, and also makes country allocations, based primarily on macro-economic factors. The team uses the model allocation shown at right as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges. Within each sector, a dedicated team handles securities selection. The fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

Principal Risks

The fund's share price and total return vary in response to changes in global bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging markets investment risks, the fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund's mortgage-backed investments involve the risk of losses due to default or to prepayments that occur earlier or later than expected. Some investments, including directly owned mortgages, may be illiquid. The fund has the potential for long-term total returns that exceed those of more traditional bond funds, but investors should also be prepared for risks that exceed those of more traditional bond funds. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 16 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

MODEL SECTOR ALLOCATION

   [The following table was depicted as a pie chart in the printed material.]

international non-dollar (range 0-25%)         9%

public/private mortgages (range 20-45%)       35%

public/private corporates (range 5-25%)       13%

emerging markets (range 0-25%)                16%

high yield corporates (range 17-37%)          27%

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately more than $700 billion, including more than ____ billion using similar strategies as the fund.


The portfolio management team is led by Mark E. Smith, managing director, who joined J.P. Morgan in 1994 and has been on the team since the Fund's inception, and Robert J. Morena, vice president, who joined J.P. Morgan in 2000. Prior to joining J.P. Morgan, Mr. Morena served as a managing director at Forest Investment Management where he managed fixed income portfolios. Prior to that, he served as the Department Head of The Bank of New York's Institutional Fixed Income Division.

--------------------------------------------------------------------------------

Before you invest

Investors considering the fund should understand that:

o The fund seeks to achieve its goal by investing in a master portfolio, which is another fund with the same goal.

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


6 | J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Global Strategic Income Fund.


The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last three calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past one year and life of the fund compared to those of the Lehman Brothers Aggregate Bond Index. This is a widely recognized, unmanaged index used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]


----------------------------
Total return (%)                Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------

                           1998        1999        2000
                           2.59        2.51        7.98

o  J.P. Morgan Institutional Global Strategic Income Fund

The fund's year-to-date total return as of 12/31/00 was 7.98%. For the period covered by this total return chart, the fund's highest quarterly return was 3.13% (for the quarter ended 3/31/98); and the lowest quarterly return was -1.45% (for the quarter ended 9/30/98).

-------------------------------
Average annual total return (%)     Shows performance over time, for periods ended December 31, 2000(1)(1)
-----------------------------------------------------------------------------------------------------------
                                                                                  Past 1 yr.   Life of fund
J.P. Morgan Institutional Global Strategic Income Fund (after expenses)              7.98          6.05
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (no expenses)                                   11.63         7.84
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

--------------------------------------------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees                                                             0.45

Distribution (Rule 12b-1) fees                                              none


Other expenses                                                              0.35
--------------------------------------------------------------------------------
Total operating expenses                                                    0.80

Fee waiver and expense
reimbursement(4)                                                            0.15
--------------------------------------------------------------------------------

Net expenses(4)                                                             0.65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expense example(4)
--------------------------------------------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                                1 yr.   3 yrs.   5 yrs.  10 yrs.
Your cost($)                                     66       240      429     976
--------------------------------------------------------------------------------


(1) The fund commenced operations on 3/17/97 and performance is calculated as of 3/31/97.


(2)   The fund's fiscal year end is 10/31.


(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of average net assets.


(4) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.65% of the fund's average daily net assets through 2/28/02.



                      J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND | 7

J.P. MORGAN INSTITUTIONAL
TAX EXEMPT BOND FUND         |  TICKER SYMBOL: JITBX
--------------------------------------------------------------------------------
                                REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                (J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 18-21.

[GRAPHIC] Goal

The fund's goal is to provide a high level of current income that is exempt from federal income tax consistent with moderate risk of capital. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in high quality municipal securities that it believes have the potential to provide current income that is free from federal personal income tax. While the fund's goal is high tax-exempt income, the fund may invest to a limited extent in taxable securities, including U.S. government, government agency, corporate, or taxable municipal securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between four and seven years, similar to that of the Lehman Brothers Intermediate Competitive Municipal Bond Index (1-17 Year Maturity) (currently 5.4 years). For a description of duration, please see "Fixed Income Investment Process" on page 13. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar tax-exempt funds will depend on the success of the investment process, which is described on page 13.

Investors should be prepared for higher share price volatility than from a tax exempt fund of shorter duration. The fund's performance could also be affected by market reaction to proposed tax legislation. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages more than $700 billion, including more than ___ billion using similar strategies as the fund.


The portfolio management team is led by Benjamin Thompson, vice president, who joined the team in June of 1999, Robert W. Meiselas, vice president, who joined the team in May 1997 and has been at J.P. Morgan since 1987, and Kingsley Wood, Jr., vice president, who has been with the team since January 2000. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs, and Mr. Wood was a senior fixed income portfolio manager at Mercantile Bank & Trust. Prior to joining Mercantile in July of 1998, Mr. Wood was an institutional tax-exempt trader at ABN-AMRO and Kemper Securities.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o The fund seeks to achieve its goal by investing in a master portfolio, which is another fund with the same goal.

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


8 | J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Tax Exempt Bond Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last ten calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compared to those of the Lehman Brothers 1-16 Year Municipal Bond Index and the Lehman Brothers Intermediate Competitive Municipal Bond Index (1-17 Year Maturity), the fund's current benchmark. Both are unmanaged indices that measure municipal bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]


-----------------------------
Year-by-year total return (%)   Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------
  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000

 10.92    7.47    9.58   (2.53)  13.50    3.71    7.58    5.65   (0.75)  8.56


o     J.P. Morgan Institutional Tax Exempt Bond Fund


The fund's year-to-date total return as of 12/31/00 was 8.56%. For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 5.16% (for the quarter ended 3/31/95); and the lowest quarterly return was -3.05% (for the quarter ended 3/31/94).

-------------------------------
Average annual total return (%)        Shows performance over time, for periods ended December 31, 2000(1)
----------------------------------------------------------------------------------------------------------
                                                                    Past 1 yr.   Past 5 yrs.  Past 10 yrs.
J.P. Morgan Institutional Tax Exempt Bond Fund (after expenses)        8.56         4.89          6.26
----------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Competitive Municipal Bond Index
(1-17 Year Maturity)(3) (no expenses)                                  9.59         5.59           N/A
----------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)           9.32         5.53           N/A
----------------------------------------------------------------------------------------------------------
Lehman Brothers/J.P. Morgan Hybrid Index(4)                            9.48         4.73           N/A
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.


--------------------------------------------------------------------------------
Annual fund operating expenses(5) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------


Management fees                                                             0.30

Distribution (Rule 12b-1) fees                                              none

Other expenses                                                              0.21
--------------------------------------------------------------------------------
Total operating expenses                                                    0.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses remain unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                            1 yr.   3 yrs.     5 yrs.    10 yrs.
Your cost($)                                 52       164        285       640
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/12/93. For the period 1/1/90 through 7/31/93 returns reflect performance of The Pierpont Tax Exempt Bond Fund, the predecessor of the fund.

(2) The fund's fiscal year end is 7/31. Prior to 1999, the fiscal year end was 8/31.

(3) Previously the fund had used the Lehman Brothers 1-16 Year Municipal Bond Index as a comparative broad-based securities market index. The fund has chosen to use the Lehman Brothers Intermediate Competitive Municipal Bond Index (1-17 Year Maturity) because it is more widely disseminated.


(4) The Lehman Brothers/J.P. Morgan Hybrid Index consists of Lehman Brothers 1-16 Year Municipal Bond Index from 9/30/93 to 9/1/00, then Lehman Brothers Intermediate Competitive Municipal Bond Index (1-17 Maturity), thereafter.

(5) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of average net assets.



                              J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND | 9

J.P. MORGAN INSTITUTIONAL NEW YORK
TAX EXEMPT BOND FUND                    |  TICKER SYMBOL: JPNTX
--------------------------------------------------------------------------------
                                           REGISTRANT: J.P. MORGAN INSTITUTIONAL
                                           FUNDS (J.P. MORGAN INSTITUTIONAL NEW
                                           YORK TAX EXEMPT BOND FUND)

[GRAPHIC] RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 18-21.

[GRAPHIC] GOAL

The fund's goal is to provide a high level of tax exempt income for New York residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in New York municipal securities that it believes have the potential to provide high current income which is free from federal, state, and New York City personal income taxes for New York residents. The fund may also invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for New York residents but would be subject to New York State and New York City personal income taxes. For non-New York residents, the income from New York municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers New York 1 to 17 Years Municipal Bond Index (currently 5.4 years). For a description of duration, please see "Fixed Income Investment Process" on page 13. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 13. Because most of the fund's investments will typically be from issuers in the State of New York, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages more than $700 billion, including more than ____ billion using similar strategies as the fund.


The portfolio management team is led by Benjamin Thompson, vice president, who joined the team in June of 1999, Robert W. Meiselas, vice president, who joined the team in May 1997 and has been at J.P. Morgan since 1987, and Kingsley Wood, Jr., vice president, who has been with the team since January of 2000. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs, and Mr. Wood was a senior fixed income portfolio manager at Mercantile Bank & Trust. Prior to joining Mercantile in July of 1998, Mr. Wood was an institutional tax-exempt trader at ABN-AMRO and Kemper Securities.

--------------------------------------------------------------------------------

Before you invest

Investors considering the fund should understand that:

o The fund seeks to achieve its goal by investing in a master portfolio, which is another fund with the same goal.

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


10 | J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional New York Tax Exempt Bond Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last six calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past one and five years and the life of the fund compared to those of the Lehman Brothers 1-16 Year Municipal Bond Index and the Lehman Brothers New York 1 to 17 Years Municipal Bond Index, the fund's current benchmark. Both are widely recognized, unmanaged indices that measure municipal bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

   [The following table was depicted as a bar chart in the printed material.]

----------------------------
Year-by-year total return (%)   Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------

         1995        1996         1997       1998        1999        2000

        13.28        4.21         7.68       5.61        (0.73)       9.26

o     J.P. Morgan Institutional New York Tax Exempt Bond Fund


The fund's year-to-date total return as of 12/31/00 was 9.26%. For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 4.86% (for the quarter ended 3/31/95) and the lowest quarterly return was -1.78% (for the quarter ended 6/30/99).

-------------------------------
Average annual total return (%)        Shows performance over time, for periods ended December 31, 2000(1)
-------------------------------------------------------------------------------------------------------------------
                                                                              Past 1 yr.  Past 5 yrs.  Life of fund
J.P. Morgan Institutional New York Tax Exempt Bond Fund (after expenses)         9.26        5.15          5.85
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers New York 1 to 17 Years Municipal Bond Index3 (no expenses)       9.67        5.90          6.62
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)                     9.32        5.53          6.30
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

--------------------------------------------------------------------------------
Annual fund operating expenses(4) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees                                                             0.30

Distribution (Rule 12b-1) fees                                              none

Other expenses                                                              0.26
--------------------------------------------------------------------------------
Total operating expenses                                                    0.56

Fee waiver and expense
reimbursement(5)                                                            0.06
--------------------------------------------------------------------------------
Net expenses(5)                                                             0.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 12/1/00 through 11/30/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                             1 yr.    3 yrs.    5 yrs.   10 yrs.
Your cost($)                                  51        173       307      696
--------------------------------------------------------------------------------

(1) The fund commenced operations on 4/11/94, and returns reflect performance of the fund from 4/30/94.

(2) The fund's fiscal year end is 7/31. Prior to 1999 the fiscal year end was 3/31.

(3) Previously the fund had used the Lehman Brothers 1-16 Year Municipal Bond Index, which is composed of tax-exempt securities of various states and measures overall tax-exempt bond market performance, as a comparative broad-based securities market index. The fund has chosen the Lehman Brothers New York 1 to 17 Years Municipal Bond Index, because it measures New York tax-exempt bond market performance and reflects the universe of securities in which the fund invests.

(4) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of average net assets.


(5) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.50% of the fund's average daily net assets through 11/30/01.



                    J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND | 11

FIXED INCOME MANAGEMENT APPROACH

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan Chase employs approximately ___ research analysts, capital market researchers, portfolio managers and traders around the world and has more than $700 billion in assets under management including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN INSTITUTIONAL FIXED INCOME FUNDS

These funds invest primarily in bonds and other fixed income securities, either directly or through a master portfolio (another fund with the same goal). The funds seek high total return or high current income.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, emphasizes the potential for consistently enhancing performance while managing risk.

THE SPECTRUM OF FIXED INCOME FUNDS

The funds described in this prospectus pursue different goals and offer varying degrees of risk and potential reward. The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each fixed income fund were described on the preceding pages. Differences among these funds include:

o     the types of securities they hold

o     the tax status of the income they offer

o     the relative emphasis on current income versus total return

--------------------------------------------------------------------------------
Potential risk and return
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

The positions of the funds in this graph reflect long-term performance goals only, and are relative, not absolute.

* Based on tax-equivalent returns for an investor in the highest income tax bracket.

--------------------------------------------------------------------------------

Who May Want to Invest

The funds are designed for investors who:

o     want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o     want an investment that pays monthly dividends

o with regard to the Tax Exempt Bond Fund, are seeking income that is exempt from federal personal income tax

o with regard to the New York Tax Exempt Bond Fund, are seeking income that is exempt from federal, state, and local (if applicable) personal income taxes in New York

The funds are not designed for investors who:

o     are investing for aggressive long-term growth

o     require stability of principal

o with regard to the Global Strategic Income Fund, are not prepared to accept a higher degree of risk than most traditional bond funds

o with regard to the federal or state tax-exempt funds, are investing through a tax-deferred account such as an IRA


12 | FIXED INCOME MANAGEMENT APPROACH

--------------------------------------------------------------------------------

FIXED INCOME INVESTMENT PROCESS

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the funds to limit exposure to concentrated sources of risk.

In managing the funds described in this prospectus, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC]
The funds invest across a range of
     different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which a fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC]
Each fund makes its portfolio decisions
as described earlier in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to each fund's goal and strategy.

[GRAPHIC]
J.P. Morgan uses a disciplined process
    to control each fund's sensitivity
                    to interest rates

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish each fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. Each fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the funds and make tactical adjustments as necessary.


                                           FIXED INCOME MANAGEMENT APPROACH | 13

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments is $5,000,000 for the Short Term Bond, Bond, Tax Exempt Bond and New York Tax Exempt Bond funds and $1,000,000 for the Global Strategic Income Fund and for additional investments $25,000, although these minimums may be less for some investors.

      For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

      Morgan Guaranty Trust Company of New York-Delaware
      Routing number: 031-100-238
      Credit: J.P.M. Institutional Shareholder Services
      Account number: 001-57-689

      FFC: your account number, name of registered owner(s) and fund name

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.


14 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption In Kind

o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. The funds will tape record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Each fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading on a foreign exchange that would materially impact a security's value at the time each fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------

                                           Shareholder Services Agent
                                           Morgan Christiana Center
                                           J.P. Morgan Funds Services - 2/OPS3
                                           500 Stanton Christiana Road
                                           Newark, DE 19713
                                           1-800-766-7722

                                           Representatives are available 8:00
                                           a.m. to 6:00 p.m. eastern time on
                                           fund business days.


                                                            YOUR INVESTMENT | 15

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are typically declared daily and paid monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of a fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. Each fund distributes capital gains, if any, once a year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, via fed wire, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                               Tax status

Income dividends from the                 Exempt from federal, state,
New York Tax Exempt Bond                  and New York City personal
Fund                                      income taxes for New York
                                          residents only


Income dividends from the                 Generally exempt from federal personal
Tax Exempt Bond Fund                      income taxes


Income dividends from                     Ordinary income
all other funds

Short-term capital gains                  Ordinary income
distributions

Long-term capital gains                   Capital gains
distributions

Sales or exchanges of                     Capital gains or
shares owned for more                     losses
than one year

Sales or exchanges of                     Gains are treated as ordinary
shares owned for one year                 income; losses are subject
or less                                   to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution. A portion of the Tax Exempt Bond and New York Tax Exempt Bond funds' returns may be subject to federal, state, or local tax, or the alternative minimum tax. Every January, each fund issues tax information on its distributions for the previous year. Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


16 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

As noted earlier, each fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when a master portfolio seeks a vote, each of its feeder funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether it should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

Advisory services                          Percentage of the master
                                           portfolio's average net assets

Short Term Bond                            0.25%

Bond                                       0.30%

Global Strategic Income                    0.45%

Tax Exempt Bond                            0.30%

New York Tax Exempt Bond                   0.30%

Administrative services                    Master portfolio's and fund's
(fee shared with Funds                     pro-rata portions of 0.09% of the
Distributor, Inc.)                         first $7 billion in J.P. Morgan
                                           advised portfolios, plus 0.04% of
                                           average net assets over $7 billion

Shareholder services                       0.10% of each fund's average net
                                           assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.


                                                               FUND DETAILS | 17

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

------------------------------------------------------------------------------------------------------------------------------------
Potential risks                            Potential rewards                    Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------
Market conditions

o Each fund's share price,                 o Bonds have generally               o Under normal circumstances the funds plan to
  yield, and total return will               outperformed money market            remain fully invested in bonds and other fixed
  fluctuate in response to                   investments over the long            income securities as noted in the table on pages
  bond market movements                      term, with less risk than            20-21
                                             stocks
o The value of most bonds will                                                  o The funds seek to limit risk and enhance total
  fall when interest rates                 o Most bonds will rise in              return or yields through careful management,
  rise; the longer a bond's                  value when interest rates            sector allocation, individual securities
  maturity and the lower its                 fall                                 selection, and duration management
  credit quality, the more its
  value typically falls                    o Mortgage-backed and                o During severe market downturns, the funds have
                                             asset-backed securities can          the option of investing up to 100% of assets in
o Adverse market conditions                  offer attractive returns             investment-grade short-term securities
  may from time to time cause
  a fund to take temporary                                                      o J.P. Morgan monitors interest rate trends, as
  defensive positions that are                                                    well as geographic and demographic information
  inconsistent with its                                                           related to mortgage-backed securities and
  principal investment                                                            mortgage prepayments
  strategies and may hinder a
  fund from achieving its
  investment objective

o Mortgage-backed and
  asset-backed securities
  (securities representing an
  interest in, or secured by,
  a pool of mortgages or other
  assets such as receivables)
  could generate capital
  losses or periods of low
  yields if they are paid off
  substantially earlier or
  later than anticipated

Credit quality

o The default of an issuer                 o Investment-grade bonds have        o Each fund maintains its own policies for
  would leave a fund with                    a lower risk of default              balancing credit quality against potential
  unpaid interest or principal                                                    yields and gains in light of its investment
                                           o Junk bonds offer higher              goals
o Junk bonds (those rated                    yields and higher potential
  BB/Ba or lower) have a                     gains                              o J.P. Morgan develops its own ratings of unrated
  higher risk of default, tend                                                    securities and makes a credit quality
  to be less liquid, and may                                                      determination for unrated securities
  be more difficult to value

Foreign investments

o A fund could lose money                  o Foreign bonds, which               o Foreign bonds are a primary investment only for
  because of foreign                         represent a major portion of         the Global Strategic Income fund and may be a
  government actions,                        the world's fixed income             significant investment for the Short Term Bond
  political instability, or                  securities, offer attractive         and Bond funds; the Tax Exempt Bond and New York
  lack of adequate and                       potential performance and            Tax Exempt Bond funds are not permitted to
  accurate information                       opportunities for                    invest any assets in foreign bonds
                                             diversification
o Currency exchange rate                                                        o To the extent that a fund invests in foreign
  movements could reduce gains             o Favorable exchange rate              bonds, it may manage the currency exposure of
  or create losses                           movements could generate             its foreign investments relative to its
                                             gains or reduce losses               benchmark, and may hedge a portion of its
o Currency and investment risks tend                                              foreign currency exposure into the U.S. dollar
  to be higher in emerging markets         o Emerging markets can offer           from time to time (see also "Derivatives");
                                             higher returns                       these currency management techniques may not be
                                                                                  available for certain emerging markets
When-issued and delayed                                                           investments
delivery securities

o When a fund buys securities              o A fund can take advantage of       o Each fund uses segregated accounts to offset
  before issue or for delayed                attractive transaction               leverage risk
  delivery, it could be                      opportunities
  exposed to leverage risk if
  it does not use segregated
  accounts


18 | FUND DETAILS

----------------------------------------------------------------------------------------------------------------------------------
Potential risks                     Potential rewards                           Policies to balance risk and reward
----------------------------------------------------------------------------------------------------------------------------------
Management choices

o A fund could underperform         o A fund could outperform its               o J.P. Morgan focuses its active management on
  its benchmark due to its            benchmark due to these same                 those areas where it believes its commitment to
  sector, securities or               choices                                     research can most enhance returns and manage
  duration choices                                                                risks in a consistent way

Derivatives                                                                     o The funds use derivatives, such as futures,
                                                                                  options, swaps and forward foreign currency
o Derivatives such as futures,      o Hedges that correlate well                  contracts for hedging and for risk management
  options, swaps and forward          with underlying positions                   (i.e., to adjust duration or yield curve
  foreign currency contracts          can reduce or eliminate                     exposure, or to establish or adjust exposure to
  that are used for hedging           losses at low cost                          particular securities, markets, or currencies);
  the portfolio or specific                                                       risk management may include management of a
  securities may not fully          o A fund could make money and                 fund's exposure relative to its benchmark; the
  offset the underlying               protect against losses if                   Tax Exempt Bond and New York Tax Exempt Bond
  positions1 and this could           management's analysis proves                funds are permitted to enter into futures,
  result in losses to the fund        correct                                     options, and swap transactions, however, these
  that would not have                                                             transactions result in taxable gains or losses
  otherwise occurred                o Derivatives that involve                    so it is expected that these funds will utilize
                                      leverage could generate                     them infrequently; forward foreign currency
o Derivatives used for risk           substantial gains at low                    contracts are not permitted to be used by the
  management may not have the         cost                                        Tax Exempt Bond and New York Tax Exempt Bond
  intended effects and may                                                        funds
  result in losses or missed
  opportunities                                                                 o The funds only establish hedges that they expect
                                                                                  will be highly correlated with underlying
o The counterparty to a                                                           positions
  derivatives contract could
  default                                                                       o While the funds may use derivatives that
                                                                                  incidentally involve leverage, they do not use
o Certain types of derivatives                                                    them for the specific purpose of leveraging
  involve costs to the funds                                                      their portfolios
  which can reduce returns

o Derivatives that involve
  leverage could magnify
  losses

Securities lending

o When a fund lends a               o A fund may enhance income                 o J.P. Morgan maintains a list of approved
  security, there is a risk           through the investment of                   borrowers
  that the loaned securities          the collateral received from
  may not be returned if the          the borrower                              o The fund receives collateral equal to at least
  borrower defaults                                                               100% of the current value of securities loaned

o The collateral will be                                                        o The lending agents indemnify a fund against
  subject to the risks of the                                                     borrower default
  securities in which it is
  invested                                                                      o J.P. Morgan's collateral investment guidelines
                                                                                  limit the quality and duration of collateral
                                                                                  investment to minimize losses

                                                                                o Upon recall, the borrower must return the
                                                                                  securities loaned within the normal settlement
                                                                                  period

Illiquid holdings

o A fund could have difficulty      o These holdings may offer                  o No fund may invest more than 15% of net assets
  valuing these holdings              more attractive yields or                   in illiquid holdings
  precisely                           potential growth than
                                      comparable widely traded                  o To maintain adequate liquidity to meet
o A fund could be unable to           securities                                  redemptions, each fund may hold investment-grade
  sell these holdings at the                                                      short-term securities (including repurchase
  time or price desired                                                           agreements and reverse repurchase agreements)
                                                                                  and, for temporary or extraordinary purposes,
                                                                                  may borrow from banks up to 33 1/3% of the value
                                                                                  of its total assets

Short-term trading


o Increased trading would           o A fund could realize gains                o The funds may use short-term trading to take
  raise a fund's transaction          in a short period of time                   advantage of attractive or unexpected
  costs                                                                           opportunities or to meet demands generated by
                                    o A fund could protect against                shareholder activity. The turnover rates for
o Increased short-term capital        losses if a bond is                         each portfolio for its most recent fiscal year
  gains distributions would           overvalued and its value                    were: Short Term Bond (271%), Bond (531%),
  raise shareholders' income          later falls                                 Global Strategic Income (266%), Tax Exempt Bond
  tax liability                                                                   (84%), and New York Tax Exempt Bond (86%)


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 19

--------------------------------------------------------------------------------
Investments
--------------------------------------------------------------------------------

This table discusses the customary types of investments which can be held by each fund. In each case the related types of risk are listed on the following page (see below for definitions).This table reads across two pages.

--------------------------------------------------------------------------------
Asset-backed securities Interests in a stream of payments from specific assets, such as auto or credit card receivables.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
--------------------------------------------------------------------------------
Mortgage dollar rolls The purchase of domestic or foreign mortgage-backed securities with the promise to purchase similar securities upon the maturity of the original security. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Participation interests Interests that represent a share of domestic or foreign bank debt or similar securities or obligations.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
Repurchase agreements Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.
--------------------------------------------------------------------------------
Reverse repurchase agreements Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Synthetic variable rate instruments Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.
--------------------------------------------------------------------------------
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

Risk related to certain investments held by J.P. Morgan Institutional fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.


20 | FUND DETAILS

o    Permitted (and if applicable, percentage limitation)
                percentage of total assets     - bold
                percentage of net assets       - italic
*    Permitted, but not typically used
+    Permitted, but no current intention of use
--   Not permitted

                                                                                  Short                Global     Tax    New York
                                                                                  Term                Strategic  Exempt   Exempt
                         Related Types of Risk                                    Bond      Bond       Income     Bond     Bond
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                           o          o          o        *        *
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Domestic   Domestic
                                                                                                                 Only       Only
credit, currency, liquidity, political                                              o(1)       o(1)       o        *        *
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                       o(1)       o(1)       *        o        o
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation            o(1)       o(1)       *        --       --
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation            o(1)       o(1)       o        --       --
------------------------------------------------------------------------------------------------------------------------------------
credit, environmental, extension, interest rate, liquidity, market,                 o          o          o        +        +
natural event, political, prepayment, valuation
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political,            o(1)       o(1)       o        --       --
prepayment
------------------------------------------------------------------------------------------------------------------------------------
currency, extension, interest rate, leverage, liquidity, market, political,         o(1),(3)   o(1),(3)   o(3)     --       --
prepayment
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment        o(1)       o(1)       o        --       --
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                                 o          o          o        o        o
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, natural event, prepayment, valuation  o   o          o          o       --       --
------------------------------------------------------------------------------------------------------------------------------------
credit                                                                              o          o          o        *        *
------------------------------------------------------------------------------------------------------------------------------------
credit                                                                              o(3)       o(3)       o(3)     *(3)     *(3)
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, market, political                                  o(1)       o(1)       o       --       --
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political                        o(1)       o(1)       o        o        o
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, leverage, liquidity, market                                 --         --         --        o        o
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, natural event, political                             *          *         --        o(2)     o(2)
------------------------------------------------------------------------------------------------------------------------------------
interest rate                                                                       o          o          o        o        o
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation            o(1)       o(1)       o        o        o
------------------------------------------------------------------------------------------------------------------------------------

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) For each of the Short Term Bond and Bond funds, all foreign securities in the aggregate may not exceed 25% of such fund's assets.

(2) At least 65% of the New York Tax Exempt Bond Fund's assets must be in New York municipal securities, and at least 80% of the New York Tax Exempt and Tax Exempt Bond Funds' assets must be in tax exempt securities.


(3) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the fund's total assets.



                                                               FUND DETAILS | 21

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each fund's financial performance for the past five fiscal years or periods, as applicable, or the life of the fund if shorter. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in fund's annual report, which are available upon request.


================================================================================
J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND


----------------------------
Per-share data                                 For fiscal years ended
----------------------------------------------------------------------------------------------------------------------------
                                                   10/31/96       10/31/97       10/31/98        10/31/99      10/31/00
Net asset value, beginning of year ($)               9.83           9.85           9.84            9.96            9.67
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                         0.55           0.61           0.59            0.58            0.60
   Net realized and unrealized gain (loss)
   on investment ($)                                 0.02          (0.01)          0.12           (0.29)          (0.08)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                 0.57           0.60           0.71            0.29            0.52
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                        (0.55)         (0.61)         (0.59)          (0.54)          (0.61)
   Net realized gain ($)                               --             --             --           (0.04)             --
----------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)             (0.55)         (0.61)         (0.59)          (0.58)          (0.61)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                     9.85           9.84           9.96            9.67            9.58
----------------------------------------------------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                     6.01           6.27           7.40            3.03            5.49
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ thousands)              17,810         27,375        232,986         354,267         415,417
----------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                  0.37           0.25           0.25            0.29            0.30
----------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                         5.69           6.19           5.84            5.51            6.30
----------------------------------------------------------------------------------------------------------------------------
   Expenses without
   reimbursement (%)                                 1.37           0.96           0.62            0.51            0.47
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)(1)                             191            219            381             398             271
----------------------------------------------------------------------------------------------------------------------------


(1)   Represents the turnover of The Short Term Bond Portfolio.


22 | FUND DETAILS

--------------------------------------------------------------------------------

================================================================================
J.P. MORGAN INSTITUTIONAL BOND FUND


----------------------------
Per-share data                     For fiscal years ended
------------------------------------------------------------------------------------------------------------------------------------
                                                     10/31/96        10/31/97       10/31/98          10/31/99         10/31/00
Net asset value, beginning of year ($)                 9.98            9.84           10.01             10.10              9.41
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                           0.61            0.65            0.64              0.57              0.60
   Net realized and unrealized gain (loss)
   on investment ($)                                  (0.11)           0.18            0.15             (0.57)             0.02
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                   0.50            0.83            0.79                --              0.62
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                          (0.61)          (0.64)          (0.63)            (0.57)            (0.60)
   In excess of net investment income                    --              --              --                --             (0.00)(1)
   Net realized gain ($)                              (0.03)          (0.02)          (0.07)            (0.12)               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)               (0.64)          (0.66)          (0.70)            (0.69)            (0.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                       9.84           10.01           10.10              9.41              9.43

----------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                       5.21            8.78            8.18              0.03              6.83
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ thousands)               836,066         912,054       1,001,411         1,041,330           907,411
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                    0.50            0.50            0.49              0.50              0.49
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                           6.28            6.59            6.32              5.92              6.37
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without
   reimbursement (%)                                   0.53            0.50            0.50              0.51              0.49
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)(2)                               186              93             115               465               531
------------------------------------------------------------------------------------------------------------------------------------


(1)   Less than $0.005.

(2)   Represents the turnover of The U.S. Fixed Income Portfolio.

================================================================================
J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND


----------------------------
Per-share data                     For fiscal periods ended
-----------------------------------------------------------------------------------------------------------------------
                                                             10/31/97(1)      10/31/98         10/31/99     10/31/00
Net asset value, beginning of year ($)                         10.00            10.16            9.72            9.35
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                    0.46             0.75            0.62            0.88
   Net realized and unrealized gain (loss)
   on investment ($)                                            0.15            (0.45)          (0.37)          (0.25)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                            0.61             0.30            0.25            0.63
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                   (0.45)           (0.70)          (0.62)          (0.69)
   Net realized gain ($)                                          --            (0.02)             --              --
   Return of capital                                              --            (0.02)             --              --
-----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                        (0.45)           (0.74)          (0.62)          (0.69)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                               10.16             9.72            9.35            9.29
-----------------------------------------------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Total return (%)                                                6.15(2)          2.91            2.62            6.93
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ thousands)                        105,051          223,700         183,085         163,454
-----------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                             0.65(3)          0.65            0.65            0.65
-----------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                    7.12(3)          6.59            6.70            7.36
-----------------------------------------------------------------------------------------------------------------------
   Expenses without
   reimbursement (%)                                            1.18(3)          0.83            0.78            0.80
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)(4)                                        212              368             318             266
-----------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 3/17/97.


(2)   Not annualized.

(3)   Annualized.

(4)   Represents the turnover of The Global Strategic Income Portfolio.



                                                               FUND DETAILS | 23

--------------------------------------------------------------------------------

================================================================================
J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND


                                                                                                     For the 11
----------------------------                                                                           months
Per-share data                    For fiscal periods ended                                              ended
--------------------------------------------------------------------------------------------------------------------------------
                                                   8/31/95     8/31/96      8/31/97       8/31/98     7/31/99(1)   7/31/00
Net asset value, beginning of period ($)             9.75       10.01         9.92         10.12        10.38         10.07
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                         0.49        0.48         0.48          0.47         0.41          0.46
   Net realized and unrealized gain (loss)
   on investment ($)                                 0.26       (0.07)        0.20          0.26        (0.30)        (0.08)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                 0.75        0.41         0.68          0.73         0.11          0.38
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                        (0.49)      (0.48)       (0.48)        (0.47)       (0.41)        (0.46)
   Net realized gain ($)                               --       (0.02)       (0.00)(2)        --        (0.01)        (0.01)
   In excess of net investment income                  --          --           --            --           --         (0.00)(2)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)             (0.49)      (0.50)       (0.48)        (0.47)       (0.42)        (0.47)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                  10.01        9.92        10.12         10.38        10.07          9.98
--------------------------------------------------------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                     8.00        4.13         7.06          7.37         1.01(3)       3.90
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)            59,867     121,131      201,614       316,594      388,933       447,858
--------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                  0.50        0.50         0.50          0.50         0.50(4)       0.50
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                         5.09        4.82         4.83          4.58         4.37(4)       4.67
--------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                0.71        0.60         0.56          0.53         0.53(4)       0.51
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)(5)                              47          25           25            16           29(3)         84
--------------------------------------------------------------------------------------------------------------------------------


(1)   In 1999, the fund changed the fiscal year end from 8/31 to 7/31.

(2)   Less than $0.01 per share.

(3)   Not annualized.

(4)   Annualized.

(5)   Represents the turnover of the Tax Exempt Bond Portfolio.

================================================================================

J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND

                                                                                                 For the four
----------------------------                                                                        months
Per-share data                    For fiscal periods ended                                          ended
--------------------------------------------------------------------------------------------------------------------------
                                                  3/31/96       3/31/97    3/31/98      3/31/99    7/31/99(1)    7/31/00
Net asset value, beginning of period ($)           10.11         10.34       10.31       10.67        10.72         10.42
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

   Net investment income ($)                        0.49          0.48        0.48        0.45         0.14          0.45
   Net realized and unrealized gain (loss)
   on investment ($)                                0.25         (0.02)       0.40        0.13        (0.28)        (0.02)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                0.74          0.46        0.88        0.58        (0.14)         0.43
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                       (0.49)        (0.48)      (0.48)      (0.45)       (0.14)        (0.45)
   Net realized gain ($)                           (0.02)        (0.01)      (0.04)      (0.08)       (0.02)           --
   In excess of net investment income                 --            --          --          --           --       (0.00)(4)
--------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)            (0.51)        (0.49)      (0.52)      (0.53)       (0.16)        (0.45)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                 10.34         10.31       10.67       10.72        10.42         10.40
--------------------------------------------------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    7.40          4.54        8.64        5.51        (1.25)(2)      4.32
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)           47,926        90,792     111,418     204,986      161,373       173,315
--------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                  0.50          0.50        0.50        0.50         0.50(3)       0.50
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                         4.67          4.70        4.54        4.15         4.01(3)       4.39
--------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                0.67          0.64        0.59        0.57         0.59(3)       0.56
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)(5)                             41            35          51          44            8(2)         86
--------------------------------------------------------------------------------------------------------------------------

(1)   In 1999, the fund changed the fiscal year end from 3/31 to 7/31.

(2)   Not annualized.

(3)   Annualized.

(4)   Less than $0.01 per share.

(5)   Represents the turnover of the New York Tax Exempt Bond Portfolio


24 | FUND DETAILS

                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Institutional Funds
Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713

Telephone:  1-800-766-7722

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-942-8090) (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:


J.P. Morgan Institutional Short Term Bond Fund .............811-07342 and 033-54642
J.P. Morgan Institutional Bond Fund ........................811-07342 and 033-54642
J.P. Morgan Institutional Global Strategic Income Fund .....811-07342 and 033-54642
J.P. Morgan Institutional Tax Exempt Bond Fund .............811-07342 and 033-54642
J.P. Morgan Institutional New York Tax Exempt Bond Fund ....811-07342 and 033-54642

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Funds

Advisor                                                  Distributor

J.P. Morgan Investment Management Inc.                   Funds Distributor, Inc.
522 Fifth Avenue                                         60 State Street
New York, NY 10036                                       Boston, MA 02109
1-800-766-7722                                           1-800-221-7930

--------------------------------------------------------------------------------
                                                      March 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------


J.P. MORGAN INSTITUTIONAL
BOND FUND-ULTRA

                                        ----------------------------------------
                                        Seeking high total return by investing
                                        primarily in fixed income securities.

This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.

CONTENTS
--------------------------------------------------------------------------------

      2 |   J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA

            The fund's goal, principal strategies,
                      principal risks, performance
                                      and expenses

            Fund description ......................................    2

            Performance ...........................................    3

            Investor expenses .....................................    3

      4 |   FIXED INCOME MANAGEMENT APPROACH

            J.P. Morgan ...........................................    4

            Who may want to invest ................................    4

            Fixed income investment process .......................    5

      6 |   YOUR INVESTMENT

             Investing in the J.P. Morgan
            Institutional Bond Fund-Ultra

            Investing through a financial professional ............    6

            Investing through an employer-sponsored retirement plan    6

            Investing through an IRA or rollover IRA ..............    6

            Investing directly ....................................    6

            Opening your account ..................................    6

            Adding to your account ................................    6

            Selling shares ........................................    7

            Account and transaction policies ......................    7

            Dividends and distributions ...........................    8

            Tax considerations ....................................    8

      9 |   FUND DETAILS

            More about risk and the fund's
                       business operations

            Business structure ....................................    9

            Management and administration .........................    9

            Risk and reward elements ..............................   10

            Investments ...........................................   12

            Financial highlights ..................................   14

            FOR MORE INFORMATION ...........................   back cover

J.P. MORGAN INSTITUTIONAL
BOND FUND-ULTRA                                            TICKER SYMBOL:  JPBUX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                     (J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA)

[GRAPHIC]   RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 10-13.

[GRAPHIC]   GOAL

The fund's goal is to provide high total return consistent with moderate risk of capital and maintenance of liquidity. This goal can be changed without shareholder approval.

[GRAPHIC]   INVESTMENT APPROACH

      Principal strategies


      The fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration within one year of that of the Salomon Smith Brothers Broad Investment Grade Bond Index (currently about five years). For a description of duration, please see fixed income investment process on page 5.


Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 5.

To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers are in less secure financial condition. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation, or lack of adequate or accurate information. The fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 8 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, Investment Managment Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages more than $700 billion, including more than $__ billion using similar strategies as the fund.

The portfolio management team is led by Connie Plaehn, managing director, who has been at J.P. Morgan since 1984, Paul Zemsky, managing director, who has been at J.P. Morgan since 1985 and Jay Gladieux, vice president, who has been at J.P. Morgan since 1997. Mr Zemsky has been on the team since 1988 and Ms. Plaehn has been on the team since 1994. Mr. Gladieux joined the team in September of 2000.


-------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Bond Fund-Ultra.

The bar chart indicates some of the risks by showing changes in the performance of the fund's1 shares from year to year for each of the fund's last ten calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Salomon Smith Barney Broad Investment Grade Bond Index. This is a widely recognized, unmanaged index of U.S. Treasury and agency securities and investment-grade mortgage and corporate bonds used as a measure of overall bond market performance.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


-----------------------------
Year-by-year total return (%)   Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------

 1991    1992   1993   1994     1995    1996   1997   1998   1999     2000

13.45    6.53   9.87  (2.97)   18.17    3.13   9.13   7.74  (0.29)   10.95


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 6.30% (for the quarter ended 6/30/95); and the lowest quarterly return was -2.38% (for the quarter ended 3/31/94).


-------------------------------
Average annual total return (%)   Shows performance over time, for periods ended
                                  December 31, 2000(1)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                     Past 1 yr.  Past 5 yrs.  Past 10 yrs.
----------------------------------------------------------------------------------------------------------
J.P. Morgan Institutional Bond Fund-Ultra (after expenses)             10.95        6.05           7.40
----------------------------------------------------------------------------------------------------------
Salomon Smith Barney Broad Investment Grade Bond Index (no expenses)   11.59        6.45           8.00
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund, before and after reimbursement, are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


--------------------------------------------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees                                      0.30

Distribution (Rule 12b-1) fees                       none

Other expenses(4)                                    0.12
---------------------------------------------------------
Total operating expenses                             0.42

Fee waiver and
expense reimbursement(4)                             0.02
---------------------------------------------------------
Net expenses(4)                                      0.40
---------------------------------------------------------


---------------------------------------------------------
Expense example(4)
---------------------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------------------
                  1 yr.    3 yrs.    5 yrs.  10 yrs.

Your cost($)         41      133      233     528
---------------------------------------------------------


(1) The fund commenced operations on 12/15/97, and returns reflect the performance of the fund from 1/1/98 forward. For the period 8/1/93 to 12/31/97, returns reflect performance of J.P. Morgan Bond Fund (a seperate feeder fund investing in the same master portfolio). For the period 1/1/91 through 7/31/93, returns reflect performance of The Pierpont Bond Fund, the predecessor of J.P. Morgan Bond Fund.

(2)   The fund's fiscal year end is 10/31.

(3) The fund has a master/feeder structure as described on page 9. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of the fund's average net assets.


(4) Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, has agreed to waive and/or reimburse all fund operating expenses (except for those allocated to the fund by the master portfolio, and interest, taxes and extraordinary expenses). J.P. Morgan will not waive/reimburse fund expenses if such waiver/reimbursement would cause total operating expenses to be less than 0.35%, and in no case will total operating expenses exceed 0.40% of the fund's average daily net assets through 2/28/02.



                                   J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA | 3

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan Chase employs approximately __ research analysts, capital market researchers, portfolio managers and traders around the world and has more than $700 billion in assets under management.


J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA

This fund invests primarily in bonds and other fixed income securities through a master portfolio (another fund with the same goal). The fund seeks high total return consistent with moderate risk.

--------------------------------------------------------------------------------
Who may want to invest

The fund is designed for investors who:

o     want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o     want an investment that pays monthly dividends

The fund is not designed for investors who:

o     are investing for aggressive long-term growth

o     require stability of principal


4 | FIXED INCOME MANAGEMENT APPROACH

--------------------------------------------------------------------------------

FIXED INCOME INVESTMENT PROCESS

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different ones, helping the fund to limit exposure to concentrated sources of risk.

In managing the fund, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC]
 The fund invests across a range
of different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC]
The fund makes its portfolio decisions
            as described later in this
                            prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.

[GRAPHIC]
J.P. Morgan uses a disciplined process
     to control the fund's sensitivity
                     to interest rates

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The fund's duration is generally shorter than the fund's average maturity because the maturity of a security only measures the time until final payment is due. The fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the fund and make tactical adjustments as necessary.


                                            FIXED INCOME MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $20,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:


      Morgan Guaranty Trust Company of New York-Delaware
      Routing number: 031-100-238
      Credit: J.P.M. Institutional Shareholders Services
      Account number: 001-57-689
      FFC: your account number, name of registered owner(s) and fund name


      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.


6 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want the proceeds sent by check or by wire.

o     Make sure the letter is signed by an authorized party.

      The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind

o The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES


Telephone orders The fund accepts telephone orders from all shareholders. The fund will tape record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.


Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.


Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading on a foreign exchange that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.


Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------

Shareholder Services Agent


Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713
1-800-766-7722

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.



7 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE

As noted earlier, the fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when the master portfolio seeks a vote, the funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services          0.30% of the master portfolio's average net assets

Administrative services    Master portfolio's and fund's
(fee shared with Funds     pro-rata portions of 0.09% of
Distributor, Inc.)         the first $7 billion of average
                           net assets in J.P. Morgan-advised
                           portfolios, plus 0.04% of average
                           net assets over $7 billion

Shareholder services       0.05% of the fund's average net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                                FUND DETAILS | 9

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also out-lines the fund's policies toward various investments, including those that are designed to help the fund manage risk.

--------------------------------------------------------------------------------
Potential risks            Potential rewards         Policies to balance risk
                                                     and reward
--------------------------------------------------------------------------------

Market conditions

o  The fund's share        o  Bonds have generally   o  Under normal
   price, yield, and          outperformed money        circumstances the
   total return will          market investments        fund plans to remain
   fluctuate in               over the long term,       fully invested in
   response to bond           with less risk than       bonds and other
   market movements           stocks                    fixed income
                                                        securities as noted
o  The value of most       o  Most bonds will rise      in the table on
   bonds will fall when       in value when             pages 13-14
   interest rates rise;       interest rates fall
   the longer a bond's                               o  The fund seeks to
   maturity and the        o  Mortgage-backed and       limit risk and
   lower its credit           asset-backed              enhance total return
   quality, the more          securities can offer      or yields through
   its value typically        attractive returns        careful management,
   falls                                                sector allocation,
                                                        individual
o  Adverse market                                       securities
   conditions may from                                  selection, and
   time to time cause                                   duration management
   the fund to take
   temporary defensive                               o  During severe market
   positions that are                                   downturns, the fund
   inconsistent with                                    has the option of
   its principal                                        investing up to 100%
   investment                                           of assets in
   strategies and may                                   investment-grade
   hinder the fund from                                 short-term
   achieving its                                        securities
   investment objective
                                                     o  J.P. Morgan monitors
o  Mortgage-backed and                                  interest rate
   asset-backed                                         trends, as well as
   securities                                           geographic and
   (securities                                          demographic
   representing an                                      information related
   interest in, or                                      to mortgage-backed
   secured by, a pool                                   securities and
   of mortgages or                                      mortgage prepayments
   other assets such as
   receivables) could
   generate capital
   losses or periods of
   low yields if they
   are paid off
   substantially
   earlier or later
   than anticipated

Management choices

o  The fund could          o  The fund could         o  J.P. Morgan focuses
   underperform its           outperform its            its active
   benchmark due to its       benchmark due to          management on those
   sector, securities,        these same choices        areas where it
   or duration choices                                  believes its
                                                        commitment to
                                                        research can most
                                                        enhance returns and
                                                        manage risks in a
                                                        consistent way

Credit quality

o  The default of an       o  Investment-grade       o  The fund maintains
   issuer would leave         bonds have a lower        its own policies for
   the fund with unpaid       risk of default           balancing credit
   interest or                                          quality against
   principal               o  Junk bonds offer          potential yields and
                              higher yields and         gains in light of
o  Junk bonds (those          higher potential          its investment goals
   rated BB/Ba or             gains
   lower) have a higher                              o  J.P. Morgan develops
   risk of default,                                     its own ratings of
   tend to be less                                      unrated securities
   liquid, and may be                                   and makes a credit
   more difficult to                                    quality
   value                                                determination for
                                                        unrated securities

Foreign investments

o  The fund could lose     o  Foreign bonds, which   o  Foreign bonds may be
   money because of           represent a major         a significant
   foreign government         portion of the            investment for the
   actions, political         world's fixed income      fund
   instability, or lack       securities, offer
   of adequate and            attractive potential   o  To the extent that
   accurate information       performance and           the fund invests in
                              opportunities for         foreign bonds, it
o  Currency exchange          diversification           may manage the
   rate movements could                                 currency exposure of
   reduce gains or         o  Favorable exchange        its foreign
   create losses              rate movements could      investments relative
                              generate gains or         to its benchmark,
o  Currency and investment    reduce losses             and may hedge a
   risks tend to be                                     portion of its
   higher in emerging      o  Emerging markets can      foreign currency
   markets                    offer higher returns      exposure into the
                                                        U.S. dollar from
                                                        time to time (see
                                                        also "Derivatives")


10 | FUND DETAILS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Potential risks            Potential rewards         Policies to balance risk
                                                     and reward
--------------------------------------------------------------------------------

Derivatives

o  Derivatives such as     o  Hedges that            o  The fund uses
   futures, options,          correlate well with       derivatives such as
   swaps and foreign          underlying positions      futures, options,
   currency forward           can reduce or             swaps and forward
   contracts that are         eliminate losses at       foreign currency
   used for hedging the       low cost                  contracts for
   portfolio or                                         hedging and for risk
   specific securities     o  The fund could make       management (i.e., to
   may not fully offset       money and protect         adjust duration or
   the underlying             against losses if         to establish or
   positions1 and this        management's              adjust exposure to
   could result in            analysis proves           particular
   losses to the fund         correct                   securities, markets,
   that would not have                                  or currencies)
   otherwise occurred      o  Derivatives that
                              involve leverage       o  The fund only
o  Derivatives used for       could generate            establishes hedges
   risk management may        substantial gains at      that it expects will
   not have the               low cost                  be highly correlated
   intended effects and                                 with underlying
   may result in losses                                 positions
   or missed
   opportunities                                     o  While the fund may
                                                        use derivatives that
o  The counterparty to                                  incidentally involve
   a derivatives                                        leverage, it does
   contract could                                       not use them for the
   default                                              specific purpose of
                                                        leveraging the
o  Certain types of                                     portfolio
   derivatives involve
   costs to the fund
   which can reduce
   returns

o  Derivatives that
   involve leverage
   could magnify losses

Securities lending

o  When the fund lends     o  The fund may enhance   o  J.P. Morgan
   a security, there is       income through the        maintains a list of
   a risk that the            investment of the         approved borrowers
   loaned securities          collateral received
   may not be returned        from the borrower      o  The fund receives
   if the borrower                                      collateral equal to
   defaults                                             at least 100% of the
                                                        current value of
o  The collateral will                                  securities loaned
   be subject to the
   risks of the                                      o  The lending agents
   securities in which                                  indemnify the fund
   it is invested                                       against borrower
                                                        default

                                                     o  J.P. Morgan's
                                                        collateral
                                                        investment
                                                        guidelines limit the
                                                        quality and duration
                                                        of collateral
                                                        investment to
                                                        minimize losses

                                                     o  Upon recall, the
                                                        borrower must return
                                                        the securities
                                                        loaned within the
                                                        normal settlement
                                                        period

Illiquid holdings

o  The fund could have     o  These holdings may     o  The fund may not
   difficulty valuing         offer more                invest more than 15%
   these holdings             attractive yields or      of net assets in
   precisely                  potential growth          illiquid holdings
                              than comparable        o  To maintain adequate
o  The fund could be          widely traded             liquidity to meet
   unable to sell these       securities                redemptions, the
   holdings at the time                                 fund may hold
   or price desired                                     investment-grade
                                                        short-term
                                                        securities
                                                        (including
                                                        repurchase
                                                        agreements and
                                                        reverse repurchase
                                                        agreements) and, for
                                                        temporary or
                                                        extraordinary
                                                        purposes, may borrow
                                                        from banks up to
                                                        33 1/3% of the value
                                                        of its assets

When-issued and delayed
delivery securities

o  When the fund buys      o  The fund can take      o  The fund uses
   securities before          advantage of              segregated accounts
   issue or for delayed       attractive                to offset leverage
   delivery, it could         transaction               risk
   be exposed to              opportunities
   leverage risk if it
   does not use
   segregated accounts

Short Term Trading

o  Increased trading
   would raise the
   fund's transaction
   costs


o  Increased short-term    o  The fund could            o  The fund may use
   capital gains              realize gains in a           short-term trading
   distributions would        short period of time         to take advantage of
   raise shareholders'                                     attractive or
   income tax liability    o  The fund could               unexpected
                              protect against              opportunities or to
                              losses if a bond is          meet demands
                              overvalued and its           generated by
                              value later falls            shareholder
                                                           activity: the
                                                           Portfolio's turnover
                                                           rate for its most
                                                           recent fiscal year
                                                           end is 531%


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price.

      A swap is a privately negotiated agreement to exchange one stream of payments for another. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------
Investments
--------------------------------------------------------------------------------

This table discusses the customary types of investments which can be held by the fund. In each case the principal types of risk are listed on the following page (see below for definitions).This table reads across two pages.

 Bond Fund-Ultra

*    Permitted (and if applicable, percentage limitation)
           percentage of total assets - bold
           percentage of net assets   - italic
o    Permitted, but not typically used

                                                                         Principal Types of Risk
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities Interests in a               credit, interest rate, market, prepayment                              *
stream of payments from specific assets,
such as auto or credit card receivables.
------------------------------------------------------------------------------------------------------------------------------------
Bank obligations Negotiable certificates             credit, currency, liquidity, political                                 *(1)
of deposit, time deposits and bankers'
acceptances of domestic and foreign
issuers.
------------------------------------------------------------------------------------------------------------------------------------
Commercial paper Unsecured short term                credit, currency, interest rate, liquidity, market, political          *(1)
debt issued by domestic and foreign
banks or corporations. These securities
are usually discounted and are rated by
S&P or Moody's.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities Domestic and                  credit, currency, interest rate, liquidity, market, political,
foreign debt securities that can be                  valuation                                                              *(1)
converted into equity securities at a
future time and price.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds Debt securities of                   credit, currency, interest rate, liquidity, market, political,
domestic and foreign industrial,                     valuation                                                              *(1)
utility, banking, and other financial
institutions.
------------------------------------------------------------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt              credit, environmental, extension, interest rate, liquidity, market,
instrument which gives the lender a lien             natural event, political, prepayment, valuation                        *
on property as security for the loan
payment.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities Domestic and              credit, currency, extension, interest rate, leverage, market,
foreign securities (such as Ginnie Maes,             political, prepayment                                                  *(1)
Freddie Macs, Fannie Maes) which
represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.
------------------------------------------------------------------------------------------------------------------------------------


Mortgage dollar rolls The purchase of                currency, extension, interest rate, leverage, liquidity, market,
domestic and foreign mortgage-backed                 political, prepayment                                          *(1),(2) 33 1/3%
securities with the promise to purchase
similar securities upon the maturity of
the original security. Segregated
accounts are used to offset leverage
risk.


------------------------------------------------------------------------------------------------------------------------------------
Participation interests Interests that               credit, currency, extension, interest rate, liquidity, political,
represent a share of domestic and                    prepayment                                                             *(1)
foreign bank debt or similar securities
or obligations.
------------------------------------------------------------------------------------------------------------------------------------
Private placements Bonds or other                    credit, interest rate, liquidity, market, valuation                    *
investments that are sold directly to an
institutional investor.
------------------------------------------------------------------------------------------------------------------------------------
REITs and other real-estate related                  credit, interest rate, liquidity, market, natural event,
instruments Securities of issuers that               prepayment, valuation                                                  *
invest in real estate or are secured by
real estate.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements Contracts whereby              credit                                                                 *
the fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.
------------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements Contracts              credit                                                                 *(2)
whereby the fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.
------------------------------------------------------------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of             credit, currency, interest rate, market, political                     *(1)
supranational organizations Dollar- or
non-dollar-denominated securities issued
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.
------------------------------------------------------------------------------------------------------------------------------------
Swaps Contractual agreement whereby a                credit, currency, interest rate, leverage, market, political           *(1)
party agrees to exchange periodic
payments with a counterparty. Segregated
accounts are used to offset leverage
risk.
------------------------------------------------------------------------------------------------------------------------------------
Tax exempt municipal securities                      credit, interest rate, market, natural event, political                *
Securities, generally issued as general
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities Debt                      interest rate                                                          *
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred               credit, currency, interest rate, liquidity, market, political,
payment securities Domestic and foreign              valuation                                                              *(1)
securities offering non-cash or
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.
------------------------------------------------------------------------------------------------------------------------------------

Risk related to certain investments held by J.P. Morgan Institutional fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the fund's assets.


(2) All forms of borrowing (including securities lending, mortgage dollar rolls, and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the fund's total assets.



12 | FUND DETAILS                                              FUND DETAILS | 13

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the fund's financial performance for the past three fiscal periods. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the fund's annual report, which is available upon request.


--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA


---------------------------------------
 Per-share data                                                             For the fiscal periods ended October 31
-------------------------------------------------------------------------------------------------------------------
                                                                              1998(1)           1999           2000
Net asset value, beginning of period ($)                                     10.03             10.17           9.60
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                                  0.54              0.61           0.65
   Net realized and unrealized gain (loss)
   on investment and foreign currency contracts and transactions ($)          0.16             (0.58)         (0.02)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                          0.70              0.03           0.63
-------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                                 (0.56)            (0.60)         (0.62)
   In excess of net investment income ($)                                        -                 -          (0.00)(5)
-------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                          (0.56)            (0.60)         (0.62)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                           10.17              9.60           9.61
-------------------------------------------------------------------------------------------------------------------

---------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Total return (%)                                                              7.17(2)           0.28           6.92
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                    128,250           299,255        466,026
-------------------------------------------------------------------------------------------------------------------
  Net Expenses (%)                                                            0.37(3)           0.36           0.35
  -----------------------------------------------------------------------------------------------------------------
  Net investment income (%)                                                   6.28(3)           6.08           6.49
  -----------------------------------------------------------------------------------------------------------------
  Expenses without
  reimbursement (%)                                                           0.60(3)           0.49           0.42
  -----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)4                                                        115               465            531
-------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 12/15/97.

(2)   Not annualized.

(3)   Annualized.

(4)   Represents the turnover of The U.S. Fixed Income Portfolio.

(5)   Less than $0.005.


14 | J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA

                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:


J.P. Morgan Institutional Bond Fund-Ultra
Morgan Christiana Center

J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713


Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-943-8090) (publicinfo@sec.gov), or by writing the Public Section of SEC, Washington, DC 20549-0102 and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Institutional Bond Fund-Ultra ..............811-07342 and 033-54642.


J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan

--------------------------------------------------------------------------------

J.P. Morgan Institutional Funds

Advisor                                  Distributor

J.P. Morgan Investment Management Inc.   Funds Distributor, Inc.
522 Fifth Avenue                         60 State Street
New York, NY 10036                       Boston, MA 02109
1-800-766-7722                           1-800-221-7930

--------------------------------------------------------------------------------
                                               MARCH 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------


J.P. MORGAN BOND FUND - ADVISOR SERIES

                                     -------------------------------------------
                                     Seeking high total return consistent with moderate risk of capital and maintenance of liquidity.

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

2 | J.P. MORGAN BOND FUND - ADVISOR SERIES

    The fund's goal, principal strategies,
    principal risks, performance and
    expenses

    Fund description ..........................................................2

    Performance ...............................................................3

    Investor expenses .........................................................3

4 | FIXED INCOME MANAGEMENT APPROACH

    J.P. Morgan ...............................................................4

    J.P. Morgan Bond Fund - Advisor Series ....................................4

    Who may want to invest ....................................................4

    Fixed income investment process ...........................................5

6 | YOUR INVESTMENT

    Investing in the J.P. Morgan
    Bond Fund - Advisor Series

    Investing through a service organization ..................................6

    Account and transaction policies ..........................................6

    Dividends and distributions ...............................................6

    Tax considerations ........................................................7

8 | FUND DETAILS

    More about risk and the fund's
    business operations

    Business structure ........................................................8

    Management and administration .............................................8

    Risk and reward elements .................................................10

    Investments ..............................................................12


    Investment Highlights.....................................................14


    FOR MORE INFORMATION .............................................back cover

J.P. MORGAN BOND FUND -
ADVISOR SERIES
--------------------------------------------------------------------------------

                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                     (J.P. MORGAN BOND FUND - ADVISOR SERIES)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 10-13.

[GRAPHIC] GOAL

      The fund's goal is to provide high total return consistent with moderate risk of capital and maintenance of liquidity. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

      The fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years). For a description of duration, please see fixed income investment process on page 5.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 5.

To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund may use futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 7 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages more than $700 billion, including more than $__ billion using similar strategies as the fund.

The portfolio management team is led by Connie Plaehn, managing director, who has been at J.P. Morgan since 1984; Paul Zemsky, managing director, who has been at J.P. Morgan since 1985; and Jay Gladieux, vice president, who has been at J.P. Morgan since 1997. Mr. Zemsky has been on the team since 1988 and Ms. Plaehn has been on the team since 1994. Mr. Gladieux joined the team in September of 2000.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o The fund seeks to achieve its goal by investing its assets in a master portfolio, which is another fund with the same goal.

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN BOND FUND - ADVISOR SERIES

--------------------------------------------------------------------------------

PERFORMANCE OF A RELATED FUND (unaudited)

Shares of the fund have not previously been offered. Accordingly, the bar chart and table shown below provide some indication of the risks of investing in the fund because returns reflect performance of the J.P. Morgan Bond Fund, a related fund investing in the same master portfolio.


The bar chart indicates some of the risks by showing changes in the performance of the J.P. Morgan Bond Fund's shares from year to year for each of the last ten calendar years.


The table indicates some of the risks by showing how the J.P. Morgan Bond Fund's average annual returns for the past one, five and ten years compare to those of the Salomon Smith Barney Broad Investment Grade Bond Index. This is a widely recognized, unmanaged index of U.S. Treasury and agency securities and investment-grade mortgage and corporate bonds used as a measure of overall bond market performance.

The J.P. Morgan Bond Fund's past performance does not necessarily indicate how the J.P. Morgan Bond Fund - Advisor Series will perform in the future.

-----------------------------
Year-by-year total return (%)   Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]


         J.P. Morgan
          Bond Fund
         -----------
1991        13.45
1992         6.53
1993         9.87
1994        (2.97)
1995        18.17
1996         3.13
1997         9.13
1998         7.36
1999        (0.73)
2000        10.76


The J.P. Morgan Bond Fund's year-to-date total return as of 12/31/00 was 10.76%. For the period covered by this year-by-year total return chart, the J.P. Morgan Bond Fund's highest quarterly return was 6.25% (for the quarter ended 6/30/95); and the lowest quarterly return was -2.39% (for the quarter ended
3/31/94).


-------------------------------
Average annual total return (%)               Shows performance over time, for
                                              periods ended December 31, 2000(1)
--------------------------------------------------------------------------------
                                           Past 1 yr.  Past 5 yrs.  Past 10 yrs.

J.P. Morgan Bond Fund (after expenses)       10.76        5.82         7.29
--------------------------------------------------------------------------------
Salomon Smith Barney Broad Investment
Grade Bond Index (no expenses)               11.59        6.45         8.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The estimated expenses of the fund before and after reimbursement are shown at right. The fund has no redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

---------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
---------------------------------------------


Management fees                          0.30

Distribution (Rule 12b-1) fees(4)        0.25

Service fees(5)                          0.25

Other expenses                           0.28
---------------------------------------------
Total operating expenses                 1.08

Fee waiver and
expense reimbursement(6)                (0.13)
=============================================
Net expenses(6)                          0.95
---------------------------------------------


--------------------------------------------------------------------------------
Expense example(6)
--------------------------------------------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                                                                   1 yr.  3 yrs.

Your cost($)                                                        97     331
--------------------------------------------------------------------------------


(1) The fund commenced operations 9/15/00 and returns reflect the performance of the fund from 10/1/00 forward. For the period 8/1/93 to 9/30/00, returns reflect performance of the J.P. Morgan Bond Fund (a seperate feeder fund investing in the same master portfolio). For the period 1/1/91 through 7/31/93, returns reflect performance of The Pierpont Bond Fund, the predecessor of J.P. Morgan Bond Fund. These returns reflect lower operating expenses than those of the fund. The actual expenses of the J.P. Morgan Bond Fund as of the year end 10/30/00 were .69%. Therefore, the fund's returns would have been lower had it existed during the same period.


(2)   The fund's fiscal year end is 10/31.

(3) The fund has a master/feeder structure as described on page 8. This table shows the fund's estimated expenses and its estimated share of master portfolio expenses for the current fiscal year expressed as a percentage of estimated average net assets.

(4) The plan under Rule 12b-1 (described on page 8) allows such fees to be paid out of the fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) Service organizations (described on page 6) may charge other fees to their customers who are the beneficial owners of shares in connection with their customers' accounts. Such fees, if any, may affect the return such customers realize with respect to their investments.


(6) Reflects an agreement dated 8/1/00 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (which exclude interest, taxes and extraordinary expenses) exceed 0.95% of the fund's average daily net assets through 2/28/02.



                                      J.P. MORGAN BOND FUND - ADVISOR SERIES | 3

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. J.P. Morgan Chase employs approximately ___ research analysts, capital market researchers, portfolio managers and traders around the world and has more than $700 billion in assets under management.


J.P. MORGAN BOND FUND - ADVISOR SERIES

The fund invests primarily in bonds and other fixed income securities through another fund. The fund seeks high total return or high current income.

--------------------------------------------------------------------------------

Who May Want to Invest

The fund is designed for investors who:

o     want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o     want an investment that pays monthly dividends

The fund is not designed for investors who:

o     are investing for aggressive long-term growth

o     require stability of principal


4 | FIXED INCOME MANAGEMENT APPROACH

--------------------------------------------------------------------------------

FIXED INCOME INVESTMENT PROCESS

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas, and when consistent with the fund's investment approach, takes positions in many different areas, helping the fund to limit exposure to concentrated sources of risk.

In managing the fund, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC]
The fund invests across a range of
different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC]
The fund makes its portfolio decisions
as described earlier in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.

[GRAPHIC]
J.P. Morgan uses a disciplined process
to control the fund's sensitivity
to interest rates

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish each fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the fund and make tactical adjustments as necessary.


                                            FIXED INCOME MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

INVESTING THROUGH A SERVICE ORGANIZATION

Investors may only purchase, exchange and redeem shares of the fund with the assistance of a service organization. Your service organization is paid by the fund to assist you in establishing your fund account, executing transactions, and monitoring your investment. The minimum amount for initial investments in the fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. Service organizations may provide the following services in connection with their customers' investments in the fund:

o     Acting, directly or through an agent, as the sole shareholder of record

o     Maintaining account records for customers

o     Processing orders to purchase, redeem or exchange shares for customers

o     Responding to inquiries from shareholders

o     Assisting customers with investment procedures

Account and transaction policies

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading on that exchange that would materially impact a security's value at the time the fund calculates its
NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds may not be available until your check clears. This may take up to 15 days.

Redemption in kind The fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

Statements and reports You will receive from your service organization account statements and confirmation of each purchase or sale of shares. Every six months the fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are typically declared daily and paid monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. The fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your service organization to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Advisor Fund.


6 | YOUR INVESTMENT

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------

Transaction                   Tax status

Income dividends              Ordinary income

Short-term capital gains      Ordinary income
distributions

Long-term capital gains       Capital gains
distributions

Sales or exchanges of         Capital gains or
shares owned for more         losses
than one year

Sales or exchanges of         Gains are treated as ordinary
shares owned for one year     income; losses are subject
or less                       to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution. Every January, the fund issues tax information on its distributions for the previous year. Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

--------------------------------------------------------------------------------

Shareholder Services Agent

Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713
1-800-766-7722

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.


                                                             YOUR INVESTMENT | 7

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

As noted earlier, the fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust, and a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

The master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when a master portfolio seeks a vote, each of its feeder funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether it should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The fund and its master portfolio are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

Advisory services             0.30% of the master portfolio's
                              average net assets

Administrative services       Master portfolio's and fund's
(fee shared with Funds        pro-rata portions of 0.09% of
Distributor, Inc.)            the first $7 billion of average
                              net assets in J.P. Morgan-
                              advised portfolios, plus 0.04%
                              of average net assets over
                              $7 billion

Shareholder services          0.05% of the fund's average
                              net assets

The fund has a service plan which allows it to pay service organizations up to 0.25% of the average net assets of the shares held in the name of the service organization.

The fund has adopted a plan under Rule 12b-1 that allows the fund to pay distribution fees up to 0.25% of the fund's average net assets for the sale and distribution of its shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


8 | FUND DETAILS

--------------------------------------------------------------------------------

                     THIS PAGE IS INTENTIONALLY LEFT BLANK

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help the fund manage risk.

--------------------------------------------------------------------------------
Potential risks          Potential rewards        Policies to balance risk
                                                  and reward
--------------------------------------------------------------------------------
Market conditions

o The fund's share       o Bonds have generally   o Under normal circumstances
  price, yield, and        outperformed money       the fund plans to remain
  total return will        market investments       fully invested in bonds and
  fluctuate in             over the long term,      other fixed income
  response to bond         with less risk than      securities as noted in the
  market movements         stocks                   table on pages 12-13

o The value of most      o Most bonds will rise   o The fund seeks to limit risk
  bonds will fall when     in value when            and enhance total return or
  interest rates rise;     interest rates fall      yields through careful
  the longer a bond's                               management, sector
  maturity and the       o Mortgage-backed and      allocation, individual
  lower its credit         asset-backed             securities selection, and
  quality, the more        securities can offer     duration management
  its value typically      attractive returns
  falls                                           o During severe market
                                                    downturns, the fund has the
o Adverse market                                    option of investing up to
  conditions may from                               100% of assets in
  time to time cause a                              investment-grade short-term
  fund to take                                      securities
  temporary defensive
  positions that are                              o J.P. Morgan monitors
  inconsistent with                                 interest rate trends, as
  its principal                                     well as geographic and
  investment                                        demographic information
  strategies and may                                related to mortgage-backed
  hinder a fund from                                securities and mortgage
  achieving its                                     prepayments
  investment objective

o Mortgage-backed and
  asset-backed
  securities
  (securities
  representing an
  interest in, or
  secured by, a pool
  of mortgages or
  other assets such as
  receivables) could
  generate capital
  losses or periods of
  low yields if they
  are paid off
  substantially
  earlier or later
  than anticipated

Credit quality

o The default of an      o Investment-grade       o The fund maintains its own
  issuer would leave       bonds have a lower       policies for balancing
  the fund with unpaid     risk of default          credit quality against
  interest or                                       potential yields and gains
  principal              o Junk bonds offer         in light of its investment
                           higher yields and        goals
o Junk bonds (those        higher potential
  rated BB/Ba or           gains                  o J.P. Morgan develops its own
  lower) have a higher                              ratings of unrated
  risk of default,                                  securities and makes a
  tend to be less                                   credit quality determination
  liquid, and may be                                for unrated securities
  more difficult to
  value

Foreign investments

o The fund could lose    o Foreign bonds, which   o Foreign bonds may be a
  money because of         represent a major        significant investment for
  foreign government       portion of the           the fund
  actions, political       world's fixed income
  instability, or lack     securities, offer      o To the extent that the fund
  of adequate and          attractive potential     invests in foreign bonds, it
  accurate information     performance and          may manage the currency
                           opportunities for        exposure of its foreign
o Currency exchange        diversification          investments relative to its
  rate movements could                              benchmark, and may hedge a
  reduce gains or        o Favorable exchange       portion of its foreign
  create losses            rate movements could     currency exposure into the
                           generate gains or        U.S. dollar from time to
o Currency and             reduce losses            time (see also
  investment risks                                  "Derivatives"); these
  tend to be higher in   o Emerging markets can     currency management
  emerging markets         offer higher returns     techniques may not be
                                                    available for certain
                                                    emerging markets investments

Management choices

o The fund could         o The fund could         o J.P. Morgan focuses its
  underperform its         outperform its           active management on those
  benchmark due to its     benchmark due to         areas where it believes its
  sector, securities       these same               commitment to research can
  or duration choices      choicesPolicies to       most enhance returns and
                           balance risk and         manage risks in a consistent
                           reward                   way


10 | FUND DETAILS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Potential risks          Potential rewards        Policies to balance risk
                                                  and reward
--------------------------------------------------------------------------------
Derivatives

o Derivatives such as    o Hedges that            o The fund uses derivatives,
  futures, options,        correlate well with      such as futures, options,
  swaps and forward        underlying positions     swaps and forward foreign
  foreign currency         can reduce or            currency contracts, for
  contracts that are       eliminate losses at      hedging and for risk
  used for hedging the     low cost                 management (i.e., to adjust
  portfolio or                                      duration or yield curve
  specific securities    o The fund could make      exposure, or to establish or
  may not fully offset     money and protect        adjust exposure to
  the underlying           against losses if        particular securities,
  positions1 and this      management's             markets, or currencies);
  could result in          analysis proves          risk management may include
  losses to the fund       correct                  management of the fund's
  that would not have                               exposure relative to its
  otherwise occurred     o Derivatives that         benchmark
                           involve leverage
o Derivatives used for     could generate         o The fund only establishes
  risk management may      substantial gains at     hedges that it expects will
  not have the             low cost                 be highly correlated with
  intended effects and                              underlying positions
  may result in losses
  or missed                                       o While the fund may use
  opportunities                                     derivatives that
                                                    incidentally involve
o The counterparty to                               leverage, it does not use
  a derivatives                                     them for the specific
  contract could                                    purpose of leveraging its
  default                                           portfolio

o Certain types of
  derivatives involve
  costs to the fund
  which can reduce
  returns

o Derivatives that
  involve leverage
  could magnify losses

Securities lending

o When the fund lends    o The fund may enhance   o J.P. Morgan maintains a list
  a security, there is     income through the       of approved borrowers
  a risk that the          investment of the
  loaned securities        collateral received    o The fund receives collateral
  may not be returned      from the borrower        equal to at least 100% of
  if the borrower                                   the current value of
  defaults                                          securities loaned

o The collateral will                             o The lending agents indemnify
  be subject to the                                 the fund against borrower
  risks of the                                      default
  securities in which
  it is invested                                  o J.P. Morgan's collateral
                                                    investment guidelines limit
                                                    the quality and duration of
                                                    collateral investment to
                                                    minimize losses

                                                  o Upon recall, the borrower
                                                    must return the securities
                                                    loaned within the normal
                                                    settlement period

Illiquid holdings

o The fund could have    o These holdings may     o The fund may not invest more
  difficulty valuing       offer more               than 15% of net assets in
  these holdings           attractive yields or     illiquid holdings
  precisely                potential growth
                           than comparable        o To maintain adequate
o The fund could be        widely traded            liquidity to meet
  unable to sell these     securities               redemptions, the fund may
  holdings at the time                              hold investment-grade
  or price desired                                  short-term securities
                                                    (including repurchase
                                                    agreements and reverse
                                                    purchase agreements) and,
                                                    for temporary or
                                                    extraordinary purposes, may
                                                    borrow from banks up to
                                                    33 1/3% of the value of its
                                                    total assets

When-issued and delayed
delivery securities

o When the fund buys     o The fund can take      o The fund uses segregated
  securities before        advantage of             accounts to offset leverage
  issue or for delayed     attractive               risk
  delivery, it could       transaction
  be exposed to            opportunities
  leverage risk if it
  does not use
  segregated accounts

Short-term trading


o Increased trading      o The fund could         o The fund may use short-term
  would raise the          realize gains in a       trading to take advantage of
  fund's transaction       short period of time     attractive or unexpected
  costs                                             opportunities or to meet
                         o The fund could           demands generated by
o Increased short-term     protect against          shareholder activity; the
  capital gains            losses if a bond is      Portfolio turnover rate for
  distributions would      overvalued and its       the most recent fiscal year
  raise shareholders'      value later              end is 531%
  income tax liability     fallsPolicies to
                           balance risk and
                           reward


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another.A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investments
--------------------------------------------------------------------------------

This table discusses the customary types of investments which can be held by the fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                          * Permitted (and if applicable, percentage limitation)
                                      percentage of total assets - bold
                                      percentage of net assets   - italic
                          o Permitted, but not typically used
                          + Permitted, but no current intention of use

                                                            Related Types of Risk

------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities Interests in a     credit, interest rate, market, prepayment                                        *
stream of payments from specific assets,
such as auto or credit card receivables.
------------------------------------------------------------------------------------------------------------------------------------
Bank obligations Negotiable certificates   credit, currency, liquidity, political                                           *(1)
of deposit, time deposits and bankers'
acceptances of domestic and foreign
issuers.
------------------------------------------------------------------------------------------------------------------------------------
Commercial paper Unsecured short term      credit, currency, interest rate, liquidity, market, political                    *(1)
debt issued by domestic and foreign
banks or corporations. These securities
are usually discounted and are rated by
S&P or Moody's.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities Domestic and        credit, currency, interest rate, liquidity, market, political, valuation         *(1)
foreign debt securities that can be
converted into equity securities at a
future time and price.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds Debt securities of         credit, currency, interest rate, liquidity, market, political, valuation         *(1)
domestic and foreign industrial,
utility, banking, and other financial
institutions.
------------------------------------------------------------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt    credit, environmental, extension, interest rate, liquidity, market,              *
instrument which gives the lender a lien   natural event, political, prepayment, valuation
on property as security for the loan
payment.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities Domestic and    credit, currency, extension, interest rate, leverage, market, political,         *(1)
foreign securities (such as Ginnie Maes,   prepayment
Freddie Macs, Fannie Maes) which
represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls The purchase of      currency, extension, interest rate, leverage, liquidity, market, political,      *(1),(2)
domestic or foreign mortgage-backed        prepayment
securities with the promise to purchase
similar securities upon the maturity of
the original security. Segregated
accounts are used to offset leverage
risk.
------------------------------------------------------------------------------------------------------------------------------------
Participation interests Interests that     credit, currency, extension, interest rate, liquidity, political, prepayment     *(1)
represent a share of domestic or foreign
bank debt or similar securities or
obligations.
------------------------------------------------------------------------------------------------------------------------------------
Private placements Bonds or other          credit, interest rate, liquidity, market, valuation                              *
investments that are sold directly to an
institutional investor.
------------------------------------------------------------------------------------------------------------------------------------
REITs and other real-estate related        credit, interest rate, liquidity, market, natural event, prepayment, valuation   *
instruments Securities of issuers that
invest in real estate or are secured by
real estate.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements Contracts whereby    credit                                                                           *
the fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.
------------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements Contracts    credit                                                                           *(2)
whereby the fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.
------------------------------------------------------------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of   credit, currency, interest rate, market, political                               *(1)
supranational organizations Dollar- or
non-dollar-denominated securities issued
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.
------------------------------------------------------------------------------------------------------------------------------------
Swaps Contractual agreement whereby a      credit, currency, interest rate, leverage, market, political                     *(1)
domestic or foreign party agrees to
exchange periodic payments with a
counterparty. Segregated accounts are
used to offset leverage risk.
------------------------------------------------------------------------------------------------------------------------------------
Tax exempt municipal securities            credit, interest rate, market, natural event, political                          o
Securities, generally issued as general
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities Debt            interest rate                                                                    *
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred     credit, currency, interest rate, liquidity, market, political, valuation         *(1)
payment securities Domestic and foreign
securities offering non-cash or
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.
------------------------------------------------------------------------------------------------------------------------------------

Risk related to certain investments held by J.P. Morgan Bond Fund - Advisor
Series:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the fund's assets.


(2) All forms of borrowing (including securities lending, mortgage dollar rolls, and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the fund's total assets.


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the fund's financial performance for the period indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCooper LLP, whose report, along with the fund's financial statements, are included in the fund's annual report, which is available upon request.


--------------------------------------------------------------------------------


J.P. MORGAN BOND FUND-ADVISOR SERIES



-------------------
Per-share data                                          For the life of the fund
--------------------------------------------------------------------------------
                                                                 10/31/00(1)
Net asset value, beginning of period ($)                            10.00
--------------------------------------------------------------------------------
Income from investment operations
  Net investment income ($)                                          0.08
  Net realized and unrealized gain (loss)
  on investment($)                                                   0.04
--------------------------------------------------------------------------------
Total from investment operations ($)                                 0.12
--------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                                         (0.08)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                                  10.04
--------------------------------------------------------------------------------

---------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------
Total return (%)                                                     1.17(2)
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                               499
--------------------------------------------------------------------------------
  Net expenses (%)                                                   0.65(3)
  ------------------------------------------------------------------------------
  Net investment income (%)                                          7.16(3)
  ------------------------------------------------------------------------------
  Expenses without reimbursement (%)                                 1.08(3),(4)
  ------------------------------------------------------------------------------
Portfolio turnover (%)(5)                                             531
--------------------------------------------------------------------------------



(1)   The fund commenced operations on 9/15/00.

(2)   Not annualized.

(3)   Annualized.

(4) Reflects the ratio of expenses without reimbursement to average net assets for the current period adjusted for the effects of rounding due to a relatively low level of assets from inception. The actual ratio of expenses without reimbursement to average net assets for the current period was 245.23%.

(5)   Represents the turnover of The U.S. Fixed Income Portfolio.



12 | FUND DETAILS                                              FUND DETAILS | 13

FOR MORE INFORMATION

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Institutional Funds
Morgan Christiana Center - 2/OPS3
J.P. Morgan Funds Services
500 Stanton Christiana Road
Newark, DE 19713

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-942-8090) (publicinfo@sec.gov), or by writing the Public Section of SEC, Washington, DC 20549-0102 and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Bond Fund - Advisor Series ..................811-07340 and 033-54632

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds

Advisor                                    Distributor

J.P. Morgan Investment Management Inc.     Funds Distributor, Inc.
522 Fifth Avenue                           60 State Street
New York, NY 10036                         Boston, MA 02109
1-800-766-7722                             1-800-221-7930

                                                                    IMPR34 03/01

                         J.P. MORGAN INSTITUTIONAL FUNDS

                 J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
                       J.P. MORGAN INSTITUTIONAL BOND FUND
             J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2001

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2001 FOR THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO THE FUNDS LISTED ABOVE DATED OCTOBER 31, 2000. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN INSTITUTIONAL FUNDS
(800)221-7930.

                                Table of Contents

                                                                          Page
                                                                          ----

GENERAL......................................................................1
INVESTMENT OBJECTIVES AND POLICIES...........................................1
INVESTMENT RESTRICTIONS.....................................................32
TRUSTEES, MEMBERS OF THE ADVISORY BOARD AND OFFICERS........................34
CODES OF ETHICS.............................................................39
INVESTMENT ADVISOR..........................................................39
DISTRIBUTOR.................................................................41
CO-ADMINISTRATOR............................................................41
SERVICES AGENT..............................................................42
CUSTODIAN AND TRANSFER AGENT................................................43
SHAREHOLDER SERVICING.......................................................44
FINANCIAL PROFESSIONALS.....................................................45
INDEPENDENT ACCOUNTANTS.....................................................45
EXPENSES....................................................................45
PURCHASE OF SHARES..........................................................46
REDEMPTION OF SHARES........................................................47
EXCHANGE OF SHARES..........................................................48
DIVIDENDS AND DISTRIBUTIONS.................................................48
NET ASSET VALUE.............................................................49
PERFORMANCE DATA............................................................50
PORTFOLIO TRANSACTIONS......................................................52
MASSACHUSETTS TRUST.........................................................54
DESCRIPTION OF SHARES.......................................................54
SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE.........................56
TAXES.......................................................................57
ADDITIONAL INFORMATION......................................................61
FINANCIAL STATEMENTS........................................................62
APPENDIX A.................................................................A-1

GENERAL

      This Statement of Additional Information relates only to J.P. Morgan Institutional Short Term Bond Fund, J.P. Morgan Institutional Bond Fund and J.P. Morgan Institutional Global Strategic Income Fund (collectively, the "Funds"). Each of the Funds is a series of shares of beneficial interest of J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

      This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. The J.P. Morgan Institutional Funds operate through a two-tier master-feeder investment fund structure.

      This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

      Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective as the Fund. Each Fund invests in a Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure." Accordingly, references below to the Fund also include the Portfolio; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

      Each Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

      Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of a Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVES AND POLICIES

      J.P. Morgan Institutional Short Term Bond Fund (the "Short Term Bond Fund") is designed for investors who place a strong emphasis on conservation of capital but who also want a return greater than that of a money market fund or other very low risk investment vehicles. The Short Term Bond Fund is appropriate for investors who do not require the stable net asset value typical of a money market fund but who want less price fluctuation than is typical of a longer-term bond fund. The Short Term Bond Fund's investment objective is to provide high total return, consistent with low volatility of principal. The Short Term Bond Fund seeks to achieve this high total return to the extent consistent with modest risk of capital and the maintenance of liquidity. The Short Term Bond Fund attempts to achieve its investment objective by investing all of its investable assets in The Short Term Bond Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Short Term Bond Fund.

      The Portfolio attempts to achieve its investment objective by investing primarily in the corporate and government debt obligations and related securities of domestic and foreign issuers described in this Statement of Additional Information.

      J.P. Morgan Institutional Bond Fund (the "Bond Fund") is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Bond Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Bond Fund will fluctuate, the Bond Fund attempts to conserve the value of its investments to the extent consistent with its objective. The Bond Fund attempts to achieve its objective by investing all of its investable assets in The U.S. Fixed Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Bond Fund.

      The Portfolio attempts to achieve its investment objective by investing primarily in high grade and investment grade corporate and government debt obligations and related securities of domestic and foreign issuers described in the Prospectus and this Statement of Additional Information.

      J.P. Morgan Institutional Global Strategic Income Fund (the "Global Strategic Income Fund") is designed for the aggressive investor seeking to diversify an investment portfolio by investing in fixed-income securities of foreign and domestic issuers. The Global Strategic Income Fund's investment objective is high total return from a portfolio of fixed-income securities of foreign and domestic issuers. The Global Strategic Income Fund seeks to achieve its objective by investing all of its investable assets in the Global Strategic Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Global Strategic Income Fund.

      The Portfolio attempts to achieve its investment objective by investing primarily in mortgage-backed securities and direct mortgage obligations; below investment grade debt obligations of U.S. and non-U.S. issuers; investment grade U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers; investment grade non-dollar denominated debt obligations of non-U.S. issuers; and obligations of emerging market issuers.

      The following discussion supplements the information regarding the investment objective of each of the Funds and the policies to be employed to achieve this objective by their corresponding Portfolios as set forth above and in the Prospectus. The investment objective of each Fund and its corresponding Portfolio is identical. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio; similarly, references to a Portfolio also include the corresponding Fund that invests in the Portfolio unless the context requires otherwise.

Fixed Income Investments

      Each Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which the Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

Corporate Bonds and Other Debt Securities

      Each Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

      Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

      Government Guaranteed Mortgage-Backed Securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

      There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

      Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

      Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

      CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

      CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      Mortgages (directly held). Each Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Advisor.

      The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Advisor. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

      Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

      Corporate Fixed Income Securities. Each Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Money Market Instruments

      Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

      U.S. Treasury Securities. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

      Additional U.S. Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

      Foreign Government Obligations. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

      Bank Obligations. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Asset Limitation is not applicable to the Global Strategic Income Fund. See "Foreign Investments." The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

      Commercial Paper. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.


      Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

      Each of the Funds may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

Tax Exempt Obligations

      In certain circumstances the Bond and Short Term Bond Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

      Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

      Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

      Municipal Notes. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

      Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

      Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

      Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

      Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

      Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

      Premium Securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

      Puts. The Funds may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

      Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

      The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

      Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Advisor reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

      Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

Foreign Investments

      The Global Strategic Income Fund makes substantial investments in foreign countries. The Bond and Short Term Bond Funds may invest in certain foreign securities. The Short Term Bond and Bond Funds may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Neither the Bond or Short Term Bond Funds expect to invest more than 25% of their respective total assets at the time of purchase in securities of foreign issuers. In the case of the Bond and Short Term Bond Funds, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

      Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or in other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. An unsponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign security. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

      Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

      Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

      Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

      In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

      Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Each Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure. See "Foreign Currency Exchange Transactions" below.

      Foreign Currency Exchange Transactions. Because each Fund may buy and sell securities and receive interest in currencies other than the U.S. dollar, a Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

      A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

      Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      Sovereign Fixed Income Securities. Each of the Funds may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

      Brady Bonds. Each Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

      Obligations of Supranational Entities. Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Investing in Emerging Markets

      The Global Strategic Income Fund, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

      Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

      The Global Strategic Income Fund may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's net asset value.

      Restrictions on Investment and Repatriation. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional Investments

      Convertible Securities. Each of the Funds may invest in convertible securities of domestic and, subject to the Fund's investment restrictions, foreign issuers. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

      When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

      Structured Securities. The Global Strategic Income Fund may invest in structured securities, including currency linked securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices.

      Risks Associated with Derivative Securities and Contracts. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

      Market Risk. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

      Leverage and Volatility Risk. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

      Correlation Risk. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

      Credit Risk. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

      Liquidity and Valuation Risk. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

      Investment Company Securities. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations. Each Fund has applied for exemptive relief from the SEC to permit the Fund's corresponding Portfolio to invest in affiliated investment companies. If the requested relief is granted, the Fund's corresponding Portfolio would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

      The Securities and Exchange Commission ("SEC") has granted the Portfolios an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Portfolio may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.


      Reverse Repurchase Agreements. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Funds' total assets.


      Mortgage Dollar Roll Transactions. The Funds may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Fund sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Funds' total assets.


      Loans of Portfolio Securities. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Member of Advisory Board, Director, employee or other affiliate of the Funds, the Advisor or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Funds' total assets.

      Illiquid Investments; Privately Placed and Other Unregistered Securities. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

      Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

      As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Quality and Diversification Requirements

      Each Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

      Each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".

      Short Term Bond and Bond Funds. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.

      The Bond and Short Term Bond Funds invest in a diversified portfolio of securities that are considered "high grade," "investment grade" and "below investment grade" as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exist, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

      The Global Strategic Income Fund. The higher total return sought by the Global Strategic Income Fund is generally obtainable from high yield high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by Standard & Poor's. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Global Strategic Income Fund may also invest in unrated securities which, in the opinion of the Advisor, offer comparable yields and risks to the rated securities in which the Fund may invest.

      Debt securities that are rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income, including the possibility of default or bankruptcy of the issuer of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. Although the Advisor seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Advisor will be successful in limiting the Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because the Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Advisor's ability than would be the case if the Fund were investing in securities in the higher rated categories.

      Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Portfolio's net asset value.

      Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of the Global Strategic Income Fund's investments in high yield securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Global Strategic Income Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Global Strategic Income Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

      Below Investment Grade Debt. Certain lower rated securities purchased by each Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

      Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

      In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

      The Funds may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

      Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Funds may not use futures contracts and options for speculation.

      Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase a Fund's turnover rate.

      A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund's total assets. In addition, the a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of a Fund.

Options

      Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

      The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      Selling (Writing) Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

      If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

      Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

      Options on Indexes. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

      For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.


      Exchange Traded and OTC Options. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Advisor. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised.

Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

      Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts

      The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

      When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, a Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to a Fund.

      Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


      Options on Futures Contracts. The Funds may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.


      Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

      The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

      Combined Positions. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.


      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)


      Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

      Asset Coverage for Futures Contracts and Options Positions. Although the Funds will not be commodity pools, certain derivatives subject a Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which each Fund can invest in such derivatives. The Funds may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

      Swaps and Related Swap Products. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

      Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

      Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

      The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

      The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

      The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

      The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

      Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

      Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

      The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

       During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

      The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

Risk Management

      Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause a Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

      Set forth below are the portfolio turnover rates for the Portfolios corresponding to the Funds. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


The Short Term Bond Portfolio (Short Term Bond Fund) -- For the fiscal years ended October 31, 1998, 1999 and 2000: 381%, 398% and 271%, respectively.

The U.S. Fixed Income Portfolio (Bond Fund) -- For the fiscal years ended October 31, 1998, 1999 and 2000: 115%, 465% and 531%, respectively.

The Global Strategic Income Portfolio (Global Strategic Income Fund) -- For the fiscal years ended October 31, 1998, 1999 and 2000: 368%, 318% and 266%, respectively.

      The variation in the U.S. Fixed Income Portfolio's turnover rate over the last two fiscal years is primarily due to the portfolio's investments in mortgages and futures.


INVESTMENT RESTRICTIONS

      The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

      The investment restrictions below have been adopted by each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

      The Funds and their corresponding Portfolios:

1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

      Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Funds and their corresponding Portfolios and may be changed by their Trustees. These non-fundamental investment policies require that the Funds and their corresponding Portfolios:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      For purposes of the fundamental investment restriction regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES, MEMBERS OF THE ADVISORY BOARD AND OFFICERS


Trustees


      The Trustees of the Trust, who are also the Trustees of each of the Portfolios, and the other Master Portfolio as defined below, their names, principal occupations during the past five years and dates of birth are set forth below. Their mailing address is c/o Pierpont Group. Inc., 461 Fifth Avenue, New York, New York 10017.

      FREDERICK S. ADDY - Trustee, Retired, Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His date of birth is January 1, 1932.

      WILLIAM G. BURNS - Trustee, Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His date of birth is November 2, 1932.

      ARTHUR C. ESCHENLAUER - Trustee, Retired, Former Senior Vice President, Morgan Guaranty Trust Company of New York. His date of birth is May 23, 1934.

      MATTHEW HEALEY* - Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1996. His date of birth is August 23, 1937.

      MICHAEL P. MALLARDI - Trustee, Retired, Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His date of birth is March 17, 1934.


      The Trustees of the Trust are the same as the Trustees of each of the Portfolios. In accordance with applicable state requirements, a majority of the disinterested Trustees have adopted written procedures reasonably

----------
* Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

appropriate to deal with potential conflicts of interest arising from the fact that the same

      A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Funds, up to and including creating a separate board of trustees.


      Each Trustee is currently paid an annual fee of $75,000 for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

      Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

                                                         TOTAL TRUSTEE COMPENSATION
                                                         ACCRUED BY THE MASTER
                                   AGGREGATE TRUSTEE     PORTFOLIOS(1), J.P. MORGAN
                                   COMPENSATION          FUNDS, J.P. MORGAN SERIES
                                   PAID BY THE           TRUST AND THE TRUST DURING
NAME OF TRUSTEE                    TRUST DURING 2000     2000(2)
---------------                    -----------------     ---------------------------
Frederick S. Addy, Trustee         $23,538               $75,000

William G. Burns, Trustee          $23,538               $75,000

Arthur C. Eschenlauer, Trustee     $23,538               $75,000

Matthew Healey, Trustee(3),
  Chairman and Chief Executive
  Officer                          $23,538               $75,000

Michael P. Mallardi, Trustee       $23,538               $75,000

      (1) Includes the Portfolios and 16 other portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment advisor.

      (2) No investment company within the fund complex has a pension or retirement plan. Currently there are 22 investment companies (composed of 19 investment companies comprising the Master Portfolios, the Trust, J.P. Morgan Funds and J.P. Morgan Series Trust) in the fund complex.

      (3) During 2000, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

      The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. Each of the Portfolios and the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee that is equal to the Trust's and Portfolio's allocated share of Pierpont Group, Inc.'s reasonable costs in performing these services to the Trust, the Portfolios and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.


      The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal periods are set forth below:


Short Term Bond Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: $2,773, $5,606 and $5,854, respectively.

The Short Term Bond Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: $3,458, $6,343 and $6,453, respectively.

Bond Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000:
$28,012, $21,558 and $14,992, respectively.

The U.S. Fixed Income Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: $35,661, $30,562 and $24,445, respectively.

Global Strategic Income Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: $5,519, $4,791 and $2,558, respectively.

Global Strategic Income Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: $5,766, $5,003 and $2,674, respectively.

Members of the Advisory Board

      The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed (i) so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy, and (ii) with the intention that the Members of the Advisory Board held be proposed for election as Trustees at a shareholder meeting to be held prior to the retirement. Each member of the Advisory Board is paid an annual fee of

$75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:


      Ann Maynard Gray - Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.


      John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.


      Gerard P. Lynch** -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.


      James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.

Officers

      The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

      The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and each Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.


      MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1996. His address is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. His date of birth is August 23, 1937.

      MARGARET W. CHAMBERS; Vice President and Secretary. Executive Vice President and General Counsel of FDI since April of 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

----------
** Mr. Lynch may be deemed an "interest person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with an affiliate.

      MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer and Director of FDI, and an officer of certain investment companies advised or administered by FDI since prior to 1996. Her date of birth is August 1, 1957.

      DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Vice President, New Business Development of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to 1999, Mr. Conroy was a Manager of Treasury Services and Administration of FDI. His date of birth is March 31, 1969.

      KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

      CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

      KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President of FDI. Manager of Treasury Services Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. Her date of birth is July 5, 1972.

      MARY A. NELSON; Vice President and Assistant Treasurer. Senior Vice President and Director of Financial Services at FDI, since August 1994, and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.

      MARY JO PACE; Assistant Treasurer; Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

      GEORGE A. RIO; President and Treasurer; Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. His date of birth is January 2, 1955.

      CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves as Manager of the Funds Infrastructure group and is responsible for the management of special projects. Prior to January 2000, she served as Manager of the Tax Group in the Funds Administration group and was responsible for U.S. mutual fund tax matters. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

      ELBA VASQUEZ; Vice President and Assistant Secretary. Vice President of FDI since February 1999. Ms. Vasquez served as National Sales Associate for

FDI from May 1996. Prior to that she served in various mutual fund sales and marketing positions for U.S. Trust Company of New York. Her date of birth is December 14, 1961.


      As of the date of this Statement of Additional Information, the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of each Fund.


CODES OF ETHICS

      The Trust, FDI and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent access persons (as defined therein) from engaging in any unlawful conduct set forth in Rule 17j-1.


INVESTMENT ADVISOR


      The Funds have retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Portfolios, pursuant to an Investment Advisory Agreement dated as of October 1, 1998. Subject to the supervision of the Portfolios' Trustees, the Advisor makes the Portfolios' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolios' investments.


      The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."


      The Advisor, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor is located at 522 Fifth Avenue, New York, New York 10036.

      J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.

      The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee. The accounts, which are managed or advised by the Advisor, have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

      Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The Short Term Bond Portfolio -- Merrill Lynch 1-3 Year Treasury Index; The U.S. Fixed Income Portfolio -- Salomon Brothers Broad Investment Grade Bond Index; The Global Strategic Income Portfolio--The Lehman Brothers Aggregate Bond Index.

      The Portfolios are managed by employees of the Advisor who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase that execute transactions on behalf of the Portfolios.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.


Short Term Bond: 0.25%

U.S. Fixed Income: 0.30%

Global Strategic Income: 0.45%

      The table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to Morgan and JPMIM, as applicable, for the fiscal period indicated.


The Short Term Bond Portfolio (Short Term Bond Fund) -- For the fiscal years ended October 31, 1998, 1999 and 2000: $322,384, $807,631 and $1,018,928,
respectively.

The U.S. Fixed Income Portfolio (Bond Fund) -- For the fiscal years ended October 31, 1998, 1999 and 2000: $3,583,060, $4,514,768 and $4,648,103,
respectively.

The Global Strategic Income Portfolio (Global Strategic Income Fund) -- For the fiscal years ended October 31, 1998, 1999 and 2000: $887,960, $1,073,105 and
$757,567, respectively.

      Morgan, an affiliate of the Advisor and a wholly owned subsidiary of J.P. Morgan Chase, is a New York trust company that conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world. Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust. Morgan is located at 60 Wall Street, New York, New York 10260. See "Services Agent" and "Shareholder Servicing" below.


DISTRIBUTOR

      FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

      The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

      Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

      FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolios; (ii) provides officers for the Trust and the Portfolios; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees, Members of the Advisory Board and investors; and (vi) maintains related books and records.

      For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, J.P. Morgan Funds, the Master Portfolios and other investment companies subject to similar agreements with FDI.

      The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.


Short Term Bond Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: $2,245, $4,271 and $4,133, respectively.

The Short Term Bond Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: $2,401, $4,065 and $2,933, respectively.

Bond Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000:
$20,814, $15,719 and $10,607, respectively.

The U.S. Fixed Income Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: $22,913, $19,016 and $11,454, respectively.

Global Strategic Income Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: $4,108, $3,416 and $1,823, respectively.

The Global Strategic Income Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: $2,695, $2,188 and $1,120, respectively.


SERVICES AGENT

      The Trust, on behalf of each Fund, and each Fund's corresponding Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

      Under the Services Agreements, Morgan provides certain administrative and related services to the Funds and the Portfolios, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

      Under the Services Agreements, each of the Funds and its corresponding Portfolio has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that their net assets bear to the total net assets of the Trust, J.P. Morgan Funds, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

      Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, each Fund and its corresponding Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' average daily net assets in excess of $7 billion.

      The table below sets forth for each Fund listed and its corresponding Portfolio the fees paid to Morgan as Services Agent. See the Prospectus and "Expenses" below for applicable expense limitations.


Short Term Bond Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: $30,377, $74,145 and $89,708, respectively.

The Short Term Bond Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: $37,243, $83,666 and $99,162, respectively.

Bond Fund -- For the fiscal year ended October 31, 1998, 1999 and 2000:
$271,190, $272,572 and $227,964, respectively.

The U.S. Fixed Income Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: $348,110, $390,355 and $377,452, respectively.

Global Strategic Income Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: $54,594, $59,186 and $39,147, respectively.

The Global Strategic Income Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: $57,247, $61,940 and $41,043, respectively.


CUSTODIAN AND TRANSFER AGENT




      The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian Contract and Fund Accounting Agreement with the Trust, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions.

      State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


SHAREHOLDER SERVICING

      The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account administrative and servicing functions, which includes but is not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

      Effective August 1, 1998, under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the annual rate of 0.10% (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders).

      The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated. See the Prospectus and "Expenses" below for applicable expense limitations.


Short Term Bond Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: $90,716, $286,323 and $368,780, respectively.

Bond Fund -- For the fiscal year ended October 31, 1998, 1999 and 2000:
$759,423, $1,050,038 and $935,096, respectively.

Global Strategic Income Fund -- For the fiscal year ended October 31, 1998, 1999 and 2000: $188,159, $227,867 and $160,594, respectively.




      If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

      Each Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See

"Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

      The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

      Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

      Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

      The independent accountants of the Trust and the Portfolios are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES

      In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Advisor," "Co-Administrator," "Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolios, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

      J.P. Morgan has agreed that it will reimburse the Funds noted below to the extent necessary to maintain each Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the following annual rates of the Fund's average daily net assets.

      Short Term Bond Fund:                     0.30%
      Global Strategic Income Fund:             0.65%


      These limits do not cover interest, taxes and extraordinary expenses. These reimbursement arrangements will continue through at least February 28, 2002.


      The table below sets forth for each Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.


Short Term Bond Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: $394,386, $633,545 and $420,528, respectively.

The Short Term Bond Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: $166,257, $171,744 and $45,204, respectively.

Global Strategic Income Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000: $331,863, $291,973 and $240,528, respectively.

The Global Strategic Income Portfolio -- For the fiscal year ended October 31, 1998, 1999 and 2000: N/A, $14,518 and $3,645, respectively.


      The table below sets forth the fees and other expenses Morgan reimbursed pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.


Bond Fund -- For the fiscal years ended October 31, 1998, 1999 and 2000:
$42,614, $73,381 and N/A, respectively.

The U.S. Fixed Income Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: N/A, N/A and N/A, respectively.


PURCHASE OF SHARES

      Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.


      Method of Purchase. Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of Morgan or a Financial Professional include customers of their affiliates and references to transactions by customers with Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund. All purchase orders must be accepted by the Distributor.


      Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

      Prospective investors may purchase shares with the assistance of a Financial Professional, and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

      Investors may redeem shares as described in the Prospectus.

      If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of all of the Funds and their corresponding Portfolios (except the Global Strategic Income Portfolio), have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and the corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of each Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of each Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in kind by a Fund. If the requested relief is granted, each Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

      Further Redemption Information. Investors should be aware that redemptions from each Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, each Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, and the Portfolio, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit. For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

      An investor may exchange shares from the Fund into any other J.P. Morgan Institutional Fund, J.P. Morgan Fund or J.P. Morgan Series Trust fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Funds generally intend to pay redemption proceeds in cash, however, since they reserve the right at their sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, each Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

      Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

      Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

      If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

      Each of the Funds computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.


      The net asset value of each of the Funds is equal to the value of each Fund's investment in its corresponding Portfolio (which is equal to each Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio corresponding to the Fund in valuing its assets.

      Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations readily available from and supplied daily by pricing services or brokers. If such prices are generally not readily available from the Fund's pricing services or brokers, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such fair value procedures include the use of pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      The value of all assets initially expressed in foreign currencies shall be converted to U.S. dollars at prevailing rates as provided by an independent pricing source as of 11:00 a.m. New York time.

      Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.


      Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

      From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

      Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

      The Funds may advertise "total return" and non-standardized total return data. The total return shows what an investment in a Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

      Yield Quotations. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

      Below is set forth historical yield information for the Funds for the periods indicated:


Short Term Bond Fund (10/31/00): 30-day yield: 7.41%

Bond Fund (10/31/00): 30-day yield: 6.44%.

Global Strategic Income Fund (10/31/00): 30-day yield: 7.04%.


      Total Return Quotations. The Funds may advertise "total return" and non-standardized total return data. The total return shows what an investment in a Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

      As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

      Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.



      Below is set forth historical return information for the Funds or their predecessors for the periods indicated:


Short Term Bond Fund (10/31/00): Average annual total return, 1 year: 5.49%; average annual total return, 5 years: 5.63%; average annual total return, commencement of operations (July 13, 1993) to period end: 5.33%; aggregate total return, 1 year: 5.49%; aggregate total return, 5 years: 31.50%; aggregate total return, commencement of operations (July 13, 1993) to period end: 45.57%.

Bond Fund (10/31/00): Average annual total return, 1 year: 6.83%; average annual total return, 5 years: 5.76%; average annual total return, 10 years: 7.28%; aggregate total return, 1 year: 6.83%; aggregate total return, 5 years: 31.31%; aggregate total return, 10 years: 102.01%.

Global Strategic Income Fund (10/31/00): Average annual total return, 1 year:
6.93%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (March 14, 1997) to period end: 5.50%; aggregate total return, 1 year: 6.93%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (March 14, 1997) to period end: 19.86%.


      General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

      From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

PORTFOLIO TRANSACTIONS

      The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."

      Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      Portfolio transactions for the Portfolios corresponding to the Funds will be undertaken principally to accomplish a Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolios corresponding to the Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies -- Portfolio Turnover."

      In connection with portfolio transactions for the Portfolios, the Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

      Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Portfolio and persons who are affiliated with such persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may no purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Portfolio that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

      Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Portfolio may only sell a security to other portfolios or accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

      It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Portfolio, as well as other clients including other funds, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

      If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

      The Trust is a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

      Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds" and each Fund's name changed accordingly.

      The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, Member of the Advisory Board, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

      The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

      The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

      The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

      Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.


      The Trustees have authorized the issuance and sale to the public of shares of 34 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.


      For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.

      As of January 31, 2001, no one owned of record or was known by the fund to own beneficially more than 5% of the outstanding shares of the Funds.


SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

      Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.

      In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

      The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Portfolio described above and in each Fund's prospectus.

      Certain changes in a Portfolio's fundamental investment policies or restrictions, or a failure by a Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

      Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

      Additionally, because a Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

      The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

      Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

      As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's timing requirements.

      Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

      For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.


      Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital losses are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Funds are not eligible for the dividends received deduction. Each Fund generally pays a monthly dividend. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Funds intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.


      Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put option is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

      Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.


      For federal income tax purposes, the Short Term Bond Fund had a capital loss carryforward at October 31, 2000 of $9,066,577, of which $4,257,708 expires in the year 2007 and $4,808,869 expires in the year 2008. The Bond Fund had a capital loss carryforward at October 31, 2000 of $43,138,433, of which expires $26,404,085, in the year 2007 and $16,734,348 expires in the year 2008. The
Global Strategic Income Fund had a capital loss carryforward at October 31, 2000 of $19,992,145, of which $8,890,820 expires in the year 2006, $4,747,768 expires in the year 2007 and $6,353,557 expires in the year 2008.

To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

      Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder generally is subject to a maximum tax rate of 20%. However, if a Fund shares are acquired by an individual after December 31, 2000 and held for more than five years, the maximum long-term capital gain tax rate generally will be reduced to 18%. Any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.


      Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.


      Certain forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

      Certain options, futures and foreign currency contracts held by a Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For certain options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.




      If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

      Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Generally, a foreign shareholder must satisfy certain certification requirements in order to claim the benefit of a lower treaty rate. In addition, in the case of Fund shares held by a foreign partnership, the certification requirement generally will also apply to the partners of the partnership and the partnership must provide certain information. A foreign shareholder that is eligible for a reduced rate of United States withholding tax under tax treaty may obtain a refund of any amounts withheld in excess of that rate by filing a refund claim with the United States Internal Revenue Service.

      Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

      In the case of a foreign shareholder who is a nonresident alien individual or foreign entity and that is a beneficial owner of Fund shares, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from any distributions including distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless such foreign shareholder provides an IRS Form W-8BEN certifying that it is a non-U.S. person for U.S. federal income tax purposes, or otherwise established an exemption. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.


      State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

      Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts.

The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

      Telephone calls to the Funds, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolios' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

      The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of each Fund are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722. Each Fund's financial statements include the financial statements of the corresponding Portfolio.


-------------------------------------------------------------------------------
                                      Date of Annual Report;
Name of Fund                          Date Filed; and Accession Number
-------------------------------------------------------------------------------
J.P. Morgan Institutional Short Term  10/31/00;
Bond Fund                             12/26/00;
                                      0000894088-00-000027
-------------------------------------------------------------------------------
J.P. Morgan Institutional Bond Fund   10/31/00;
                                      12/28/00;
                                      000894088-00-000034
-------------------------------------------------------------------------------
J.P. Morgan Institutional Global      10/31/00:
Strategic Income Fund                 12/28/00;
                                      000884089-00-000033
-------------------------------------------------------------------------------

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A   - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B   - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  - An obligation rated CC is currently highly vulnerable to nonpayment.

C   - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A   - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - This designation indicates that the degree of safety regarding timely payment is satisfactory.

A-3 - This designation indicates that the degree of safety regarding timely payment is adequate.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A   - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C   - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1   - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well established industries.
      -     High rates of return on funds employed.
      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Short-Term Tax Exempt Notes

MIG-1     - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2     - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                         J.P. MORGAN INSTITUTIONAL FUNDS

                   J.P. MORGAN INSTITUTIONAL BOND FUND - ULTRA

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2001

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2001 FOR THE J.P. MORGAN INSTITUTIONAL BOND FUND - ULTRA, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORT RELATING TO THE FUND LISTED ABOVE DATED OCTOBER 31, 2000. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN INSTITUTIONAL FUNDS (800) 221-7930.

                                Table of Contents

                                                                            Page
                                                                            ----


GENERAL........................................................................1
INVESTMENT OBJECTIVE AND POLICIES..............................................1
INVESTMENT RESTRICTIONS.......................................................26
TRUSTEES, MEMBERS OF THE ADVISORY BOARD AND OFFICERS..........................28
CODES OF ETHICS...............................................................32
INVESTMENT ADVISOR............................................................32
DISTRIBUTOR...................................................................33
CO-ADMINISTRATOR..............................................................34
SERVICES AGENT................................................................34
CUSTODIAN AND TRANSFER AGENT..................................................35
SHAREHOLDER SERVICING.........................................................35
FINANCIAL PROFESSIONALS.......................................................36
INDEPENDENT ACCOUNTANTS.......................................................37
EXPENSES......................................................................37
PURCHASE OF SHARES............................................................38
REDEMPTION OF SHARES..........................................................38
EXCHANGE OF SHARES............................................................39
DIVIDENDS AND DISTRIBUTIONS...................................................40
NET ASSET VALUE...............................................................40
PERFORMANCE DATA..............................................................41
PORTFOLIO TRANSACTIONS........................................................43
MASSACHUSETTS TRUST...........................................................44
DESCRIPTION OF SHARES.........................................................45
SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE...........................46
TAXES.........................................................................47
ADDITIONAL INFORMATION........................................................51
FINANCIAL STATEMENTS..........................................................52
APPENDIX A...................................................................A-1

GENERAL

            This Statement of Additional Information relates only to the J.P. Morgan Institutional Bond Fund - Ultra (the "Fund"). The Fund is a series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Fund, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

            This Statement of Additional Information describes the investment objectives and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

            Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in The U.S. Fixed Income Portfolio (the "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the Fund. The Fund invests in the Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

            The Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

            Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

            The Fund is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Fund will fluctuate, the Fund attempts to conserve the value of its investments to the extent consistent with its objective. The Fund attempts to achieve its objective by investing all of its investable assets in The U.S. Fixed Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund.

         The Portfolio attempts to achieve its investment objective by investing in high grade corporate and government debt obligations and related securities of domestic and foreign issuers described in this Statement of Additional Information.

            The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective by the Portfolio as set forth above and in the Prospectus. The Fund and the Portfolio have the same investment objective. Accordingly, references below to the Fund also include the Portfolio; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

Fixed Income Investments

            The Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which the Fund may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

Corporate Bonds and Other Debt Securities

            The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

            Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

            Government Guaranteed Mortgage-Backed Securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

            There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

            Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

            Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

            CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

            CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

            Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

            Mortgages (directly held). The Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Advisor.

            The directly placed mortgages in which the Fund invests may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Advisor. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

            Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Portfolio will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

            Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

            Corporate Fixed Income Securities. The Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Money Market Instruments

            The Fund may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

            U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

            Additional U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the

Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

            Foreign Government Obligations. The Fund, subject to its investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

            Bank Obligations. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

            Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.


            Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor's credit guidelines. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.


            The Fund may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

Tax Exempt Obligations

            In certain circumstances the Fund may invest in tax exempt obligations to the extent consistent with its investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

            Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

            Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

            Municipal Notes. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

            Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

            Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

            Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

            Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

            Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

            Premium Securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

            Puts. The Funds may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

            Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

            The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

            Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Advisor reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

            Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

Foreign Investments

            The Fund may invest in certain foreign securities. The Fund may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. The Fund does not expect to invest more than 25% of its total assets, at the time of purchase, in securities of foreign issuers. No foreign commercial paper may be subject to foreign withholding tax at the time of purchase.

            Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or in other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. An unsponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign security. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

            Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

            Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

            Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

            In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

            Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure. See "Foreign Currency Exchange Transactions" below.

            Foreign Currency Exchange Transactions. Because the Fund may buy and sell securities and receive interest in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e.
cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

            A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

            The Fund may enter into forward foreign currency exchange transactions in an attempt to protect against changes in forward foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

            Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

            Sovereign Fixed Income Securities. The Fund may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

            A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

            Obligations of Supranational Entities. The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Additional Investments

            Convertible Securities. The Fund may invest in convertible securities of domestic and, subject to the Fund's investment restrictions, foreign issuers. The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

            When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

            Risks Associated with Derivative Securities and Contracts. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

            Market Risk. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

            Leverage and Volatility Risk. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

            Correlation Risk. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

            Credit Risk. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

            Liquidity and Valuation Risk. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.


            Investment Company Securities. Securities of other investment companies may be acquired by the Fund and the Portfolio to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act") or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (the Portfolio). As a shareholder of another investment company, the Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund or Portfolio bears directly in connection with its own operations. The Fund has applied for exemptive relief from the SEC to permit the Portfolio to invest in affiliated investment companies. If the requested relief is granted, the Portfolio would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

            The Securities and Exchange Commission ("SEC") has granted the Portfolio an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Portfolio may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

            Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

            Mortgage Dollar Roll Transactions. The Fund may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Portfolio sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

            Loans of Portfolio Securities. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and will not make any loans in excess of one year. The Fund will not lend securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Portfolio, the Advisor or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.


            Illiquid Investments; Privately Placed and Other Unregistered Securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

            The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

            As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Quality and Diversification Requirements

            The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to , 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

            The Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

            If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.

            The Fund invests in a diversified portfolio of securities with the quality ratings described in the Prospectus. These securities are considered "high grade," "investment grade" and "below investment grade" as described in Appendix A. In addition, At the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instrument, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exist, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

            Below Investment Grade Debt. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

            Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

            In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

            The Fund may purchase and sell (a) exchange traded and over-the-counter (OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities, and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

            The Fund may use futures contracts and options for hedging purposes and risk management. The Fund may not use futures contracts and options for speculation.

            The Fund may utilize options and futures contracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

            The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

            The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

Options

            Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

            The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

            The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

            Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

            If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

            Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

            The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

            Options on Indexes. The Fund may purchase or sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

            For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.


            Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Advisor. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

            Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts

            The Fund may purchase and sell futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

            When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

            The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

            The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


            Options on Futures Contracts. The Fund may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.


            Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

            The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

            Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

            Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.


            Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.

Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

            Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)


            Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

            Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

            In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

            Swaps and Related Swap Products. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

            The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

            Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

            The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

            The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

            The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

            The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

            The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

            The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

            The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

            During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

            The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

Risk Management

            The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover


            For the fiscal years ended October 31, 1998, 1999 and 2000, the portfolio turnover rates for the Portfolio were 115%, 465% and 531%, respectively. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


INVESTMENT RESTRICTIONS

            The investment restrictions of the Fund and the Portfolio are identical, unless otherwise specified. Accordingly, references below to the Fund also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

            The investment restrictions below have been adopted by the Trust with respect to the Fund and by the Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever the Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

            The Fund and its corresponding Portfolio:

1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

            Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Fund and its corresponding Portfolio and may be changed by their Trustees. These non-fundamental investment policies require that the Fund and its corresponding Portfolio:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

            There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

            For purposes of the fundamental investment restriction regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES, MEMBERS OF THE ADVISORY BOARD AND OFFICERS


Trustees


            The Trustees of the Trust, who are also the Trustees of the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. The mailing address is c/o Pierpont Group. Inc., 461 Fifth Avenue, New York, New York 10017.

            FREDERICK S. ADDY -- Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His date of birth is January 1, 1932.

            WILLIAM G. BURNS -- Trustee; Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His date of birth is November 2, 1932.

            ARTHUR C. ESCHENLAUER -- Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His date of birth is May 23, 1934.

            MATTHEW HEALEY* -- Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1996. His date of birth is August 23, 1937.

            MICHAEL P. MALLARDI -- Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His date of birth is March 17, 1934.


            A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Portfolio and the J.P. Morgan Funds, up to and including creating a separate board of trustees.


            Each Trustee is currently paid an annual fee of $75,000 for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.


----------
* Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

            Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.



                                                                                   TOTAL TRUSTEE COMPENSATION
                                                                                   ACCRUED BY THE MASTER
                                                    AGGREGATE TRUSTEE              PORTFOLIOS(1), J.P. MORGAN
                                                    COMPENSATION                   FUNDS, J.P. MORGAN SERIES
                                                    PAID BY THE TRUST DURING       TRUST AND THE TRUST DURING
NAME OF TRUSTEE                                     2000                           2000(2)
---------------                                     ------------------------       --------------------------
Frederick S. Addy, Trustee                          $23,538                        $75,000

William G. Burns, Trustee                           $23,538                        $75,000

Arthur C. Eschenlauer, Trustee                      $23,538                        $75,000

Matthew Healey, Trustee(3),
  Chairman and Chief Executive
  Officer                                           $23,538                        $75,000

Michael P. Mallardi, Trustee                        $23,538                        $75,000

            (1) Includes the Portfolio and 18 other portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment advisor.

            (2) No investment company within the fund complex has a pension or retirement plan. Currently there are 22 investment companies (composed of 19 investment companies comprising the Master Portfolios, the J.P. Morgan Funds, the Trust and J.P. Morgan Series Trust) in the fund complex.

            (3) During 2000, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

            The Trustees decide upon matters of general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. The Portfolio and the Trust have entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolio and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee that is equal to the Trust's and Portfolio's allocated share of Pierpont Group, Inc.'s reasonable costs in performing these services to the Trust, the Portfolios and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.


            The aggregate fees paid to Pierpont Group, Inc. by the Fund and Portfolio for the indicated fiscal years are set forth below:


            Fund -- For the fiscal year ended October 31, 1999 and 2000: $4,687 and $5,923, respectively.

            Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: $35,661, $30,562 and $24,445, respectively.

Members of the Advisory Board

            The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed (i) so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy, and (ii) with the intention that the Members of the Advisory Board held be proposed for election as Trustees at a shareholder meeting to be held prior to the retirement. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

            Ann Maynard Gray - Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.


            John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.


            Gerard P. Lynch** -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.


            James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.

Officers

            The Trust's and Portfolio's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolio. The Trust and the Portfolio have no employees.

            The officers of the Trust and the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and the Portfolio. The business address of each of the officers unless otherwise

----------
** Mr. Lynch may be deemed an "interest person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with an affiliate.

noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.


            MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1996. His address is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. His date of birth is August 23, 1937.

            MARGARET W. CHAMBERS; Vice President and Secretary. Executive Vice President and General Counsel of FDI since April of 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

            MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer and Director of FDI, and an officer of certain investment companies advised or administered by FDI since prior to 1996. Her date of birth is August 1, 1957.

            DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Vice President, New Business Development of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to 1999, Mr. Conroy was a Manager of Treasury Services and Administration of FDI. His date of birth is March 31, 1969.

            KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

            CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

            KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President of FDI. Manager of Treasury Services Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. Her date of birth is July 5, 1972.

            MARY A. NELSON; Vice President and Assistant Treasurer. Senior Vice President and Director of Financial Services at FDI, since August 1994, and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.

            MARY JO PACE; Assistant Treasurer; Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

            GEORGE A. RIO; President and Treasurer; Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. His date of birth is January 2, 1955.

            CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves as Manager of the Funds

Infrastructure group and is responsible for the management of special projects. Prior to January 2000, she served as Manager of the Tax Group in the Funds Administration group and was responsible for U.S. mutual fund tax matters. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

            ELBA VASQUEZ; Vice President and Assistant Secretary. Vice President of FDI since February 1999. Ms. Vasquez served as National Sales Associate for FDI from May 1996. Prior to that she served in various mutual fund sales and marketing positions for U.S. Trust Company of New York. Her date of birth is December 14, 1961.

            As of the date of this Statement of Additional Information, the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of the Fund.

CODES OF ETHICS

            The Trust, Advisor and FDI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent access persons (as defined therein) from engaging in any unlawful conduct set forth in Rule 17j-1.

INVESTMENT ADVISOR

            The Fund has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Portfolio, pursuant to an Investment Advisory Agreement dated as of October 1, 1998. Subject to the supervision of the Portfolio's Trustees, the Advisor makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments.

            The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."

            The Advisor, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor is located at 522 Fifth Avenue, New York, New York 10036.

            J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.

            The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee. The accounts, which are managed or advised by the Advisor, have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolio. See "Portfolio Transactions."

            The Portfolio is managed by employees of the Advisor who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase that execute transactions on behalf of the Portfolio.

            As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreements, the Portfolio has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.30% of the Portfolio's average daily net assets.

            The advisory fees paid by the Portfolio to the Advisor for the fiscal years ended October 31, 1998, 1999 and 2000: $3,583,060, $4,514,768 and
$4,648,013, respectively.

            Morgan, an affiliate of the Advisor and a wholly owned subsidiary of J.P. Morgan Chase, is a New York trust company that conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world. Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust. Morgan is located at 60 Wall Street, New York, New York 10260. See "Services Agent" and "Shareholder Servicing" below.


DISTRIBUTOR

            FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

            The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

            Under Co-Administration Agreements with the Trust and the Portfolio dated August 1, 1996, FDI also serves as the Trust's and the Portfolio's Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolio, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolio, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

            FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees, Members of the Advisory Board and investors; and (vi) maintains related books and records.

            For its services under the Co-Administration Agreements, the Fund and Portfolio have agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.

            The table below sets forth for the Fund and the Portfolio the administrative fees paid to FDI for the fiscal periods indicated:


            Fund -- For the period December 15, 1997 (commencement of operations) through the fiscal year ended October 31, 1998: $1,312. For the fiscal year ended October 31, 1999 and 2000: $3,539 and $4,284, respectively.

            Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: $22,913, $19,016 and $11,454, respectively.


SERVICES AGENT

            The Trust, on behalf of the Fund, and the Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund and the Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

            Under the Services Agreements, Morgan provides certain administrative and related services to the Fund and the Portfolio, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

            Under the Services Agreements, the Fund and the Portfolio have agreed to pay Morgan fees equal to their allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund and Portfolio is determined by the proportionate share that their net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

            The table below sets forth for the Fund and Portfolio the fees paid to Morgan as Services Agent. See the Prospectus and "Expenses" below for expense limitations.


            Fund -- For the period December 15, 1997 (commencement of operations) through the fiscal year ended October 31, 1998: $17,970. For the fiscal years ended October 31, 1999 and 2000: $61,921 and $93,101, respectively.

            Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: $348,110, $390,355 and $377,452, respectively.


CUSTODIAN AND TRANSFER AGENT

            The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent. Pursuant to the Custodian Contracts, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. In the case of foreign assets held outside the United States, the custodian employs various subcustodians in accordance with the regulations of the SEC.


            State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as each Fund's transfer agent and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


SHAREHOLDER SERVICING

            The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include, but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

            Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at the annual rate of 0.05% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders).


            Set forth below for the Fund is the shareholder servicing fee paid by the Fund to Morgan for the fiscal periods indicated. See the Prospectus and "Expenses" below for applicable expense limitations.

            Fund -- For the period December 15, 1997 (commencement of operations) through the fiscal year ended October 31, 1998: $31,274. For the fiscal years ended October 31, 1999 and 2000: $119,816 and $191,442, respectively.




            If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreement, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund or the Portfolio might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

            The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

            The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

            Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

            The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

            The independent accountants of the Trust and the Portfolio are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and the Portfolio, assists in the preparation and/or review of the Fund's and the Portfolio's federal and state income tax returns and consults with the Fund and the Portfolio as to matters of accounting and federal and state income taxation.

EXPENSES

            In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Advisor," "Co-Administrator", "Distributor," "Services Agent" and "Shareholder Servicing" above, the Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolio, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.


            J.P. Morgan has agreed that it will reimburse all Fund expenses until February 28, 2002. If the Portfolio's allocation of expenses to the Fund exceeds 0.40% of the Fund's average daily net assets, J.P. Morgan will reimburse the Fund to the extent necessary to maintain the Fund's total operating expenses (excluding interest, taxes and extraordinary expenses of the Fund and the Portfolio) at the annual rate of 0.40% of the Fund's average daily net assets. If the Portfolio's allocation of expenses to the Fund falls below 0.35% of the Fund's average daily net assets, J.P. Morgan will reimburse the Fund's expenses in excess of those required to bring the Fund's total operating expenses to the annual rate of 0.35% of the Fund's average daily net assets. These limits do not cover extraordinary expenses. These reimbursement/waiver arrangement can be changed at any time at the option of J.P. Morgan.


            The table below sets forth for each Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

Fund -- For the period December 15, 1997 (commencement of operations) through the fiscal year ended October 31, 1998: $145,384. For the fiscal year ended October 31, 1999 and 2000: $320,850 and $275,234, respectively.

Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: N/A, N/A and N/A, respectively.


PURCHASE OF SHARES

            Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.


            Method of Purchase. Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of Morgan or a Financial Professional include customers of their affiliates and references to transactions by customers with Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund. All purchase orders must be accepted by the Distributor.


            The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Portfolio; (ii) be acquired by the Fund for investment and not for resale (other than for resale to the Portfolio); and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

            Prospective investors may purchase shares with the assistance of a Financial Professional, and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

            Investors may redeem shares as described in the Prospectus.

            If the Trust, on behalf of the Fund, and the Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Fund, and the Portfolio have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund and the Portfolio are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in kind by the Fund. If the requested relief is granted, the Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

            Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, and the Portfolio reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit. For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

            An investor may exchange shares from any J.P. Morgan Institutional Fund into any other J.P. Morgan Institutional Fund, J.P. Morgan Fund or shares of J.P. Morgan Series Trust fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

            The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

            Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

            If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

            The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

            The net asset value of the Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio corresponding to the Fund in valuing its assets.

            Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Unlisted securities are valued at the last average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing average currency exchange rate on the valuation date.

            Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

            Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

            From time to time, the Fund may quote performance in terms of yield, actual distributions, average annual and aggregate total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

            Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmark indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

            The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

            Yield Quotations. As required by regulations of the SEC, the annualized yield for the Fund is computed by dividing the Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.


            Historical performance of the Fund shown below is that of the J.P. Morgan Bond Fund, a series of the J.P. Morgan Funds which also invests in the Portfolio, and is presented in accordance with applicable SEC staff interpretations. Historical 30-day yield information of the J.P. Morgan Institutional Bond Fund-Ultra for the fiscal year ended October 31, 2000: 6.24%.

            Total Return Quotations. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

            As required by regulations of the SEC, the average annual total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

            Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.




            Below is set forth historical return information of the Fund for the fiscal period ended October 31, 2000:

            Average annual total return, 1 year: 6.92%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (December 15, 1997): 4.94%; aggregate total return, 1 year: 6.92%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (December 15, 1997) to period end: 14.91%.


            General. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

            From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

            The Advisor places orders for the Portfolio for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio. See "Investment Objectives and Policies."

            Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

            Portfolio transactions for the Portfolio will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolio may engage in short-term trading consistent with its objectives. See "Investment Objectives and Policies -- Portfolio Turnover."

            In connection with portfolio transactions for the Portfolio, the Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

            Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Portfolio's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Portfolio and persons who are affiliated with such persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may no purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Portfolio that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

            Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Portfolio may only sell a security to other portfolios or accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

            It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the

Portfolio as well as other customers, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

            If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

            The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

            Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds" and each Fund's name changed accordingly.

            The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, Member of the Advisory Board, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

            The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

            The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

            The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). To date shares of 34 series are currently available for sale to the public. Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. See "Massachusetts Trust." Fund shares have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

            The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

            Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

            The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

            For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.


            As of January 31, 2001, no one owned of record or was known by the fund to own beneficially more than 5% of the outstanding shares of Fund.




SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

            Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.

            In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

            The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies with respect to the Portfolio described above and in the Fund's Prospectus.

            Certain changes in the Portfolio's fundamental investment policies or restrictions, or a failure by the Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

            Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

            Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

            The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

            The Fund intends to continue to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


            As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's timing requirements.

            Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

            For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

            For federal income tax purposes, the Fund had a capital loss carry forward at October 31, 2000 of $10,798,180, of which $226,218 expires in the year 2006, $7,830,391 expires in the year 2007 and $2,741,571 expires in the year 2008. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

            Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital losses are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Funds are not eligible for the dividends received deduction. The Fund generally pays a monthly dividend. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

            Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put option is acquired or a call option is written thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.


            Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.


            Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder generally is subject to a maximum tax rate of 20%. However, if the Fund shares are acquired by an individual after December 31, 2000 and held for more than five years, the maximum long-term capital gain tax rate generally will be reduced to 18%. Any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.

            Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities held by the Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

            Certain forward currency contracts, options and futures contracts entered into by the Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

            Certain options, futures and foreign currency contracts held by the Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For the options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.


            If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.




            Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Generally, a foreign shareholder must satisfy certain certification requirements in order to claim the benefit of a lower treaty rate. In addition, in the case of Fund shares held by a foreign partnership, the certification requirement generally will also apply to the partners of the partnership and the partnership must provide certain information. A foreign shareholder that is eligible for a reduced rate of United States withholding tax under tax treaty may obtain a refund of any amounts withheld in excess of that rate by filing a refund claim with the United States Internal Revenue Service.

            Under United States Treasury regulations that will generally apply to dividends paid after December 31, 2000 (the "Final Withholding Regulations"), you must satisfy certain certification requirements in order to claim the benefit a lower treaty rate. In addition, in the case of Fund shares held by a foreign partnership, the certification requirement generally will also apply to the partners of the partnership and the partnership must provide certain information. The Final Withdrawing Regulations also provide look-through rules for tiered partnerships.

            Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

            In the case of a foreign shareholder who is a nonresident alien individual or foreign entity and that is a beneficial owner of Fund shares, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from any distributions including distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless such foreign shareholder provides an IRS Form W-8BEN certifying that it is a non-U.S. person for U.S. federal income tax purposes, or otherwise established an exemption. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

            State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

            Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolio is organized as a New York trust. The Portfolio is not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

            Telephone calls to the Fund, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolio's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

            Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

            No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS


            The Fund's financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's October 31, 2000 annual report filing made with the SEC on December 28, 2000 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession No. 000894088-00-000035). The annual report is available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722.

The Fund's financial statements include the financial statements of the Portfolio.

APPENDIX A


Description of Security Ratings


STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -        An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - This designation indicates that the degree of safety regarding timely payment is satisfactory.

A-3 - This designation indicates that the degree of safety regarding timely payment is adequate.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -        Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1 -   Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -  Leading market positions in well established industries.
         -  High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                         J.P. MORGAN INSTITUTIONAL FUNDS

                     J.P. MORGAN BOND FUND - ADVISOR SERIES

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2001

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2001 FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO FUND LISTED ABOVE DATED OCTOBER 31, 2000, THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN INSTITUTIONAL FUNDS (800) 221-7930.

                                Table of Contents

                                                                           Page
                                                                           ----


GENERAL.......................................................................1
INVESTMENT OBJECTIVES AND POLICIES............................................1
INVESTMENT RESTRICTIONS......................................................28
TRUSTEES, MEMBERS OF THE ADVISORY BOARD AND OFFICERS.........................30
CODES OF ETHICS..............................................................34
INVESTMENT ADVISOR...........................................................35
DISTRIBUTOR..................................................................36
CO-ADMINISTRATOR.............................................................37
SERVICES AGENT...............................................................37
CUSTODIAN AND TRANSFER AGENT.................................................38
SHAREHOLDER SERVICING........................................................38
SERVICE ORGANIZATIONS........................................................39
DISTRIBUTION PLAN............................................................40
INDEPENDENT ACCOUNTANTS......................................................41
EXPENSES.....................................................................41
PURCHASE OF SHARES...........................................................42
REDEMPTION OF SHARES.........................................................42
EXCHANGE OF SHARES...........................................................43
DIVIDENDS AND DISTRIBUTIONS..................................................44
NET ASSET VALUE..............................................................44
PERFORMANCE DATA.............................................................45
PORTFOLIO TRANSACTIONS.......................................................47
MASSACHUSETTS TRUST..........................................................48
DESCRIPTION OF SHARES........................................................49
SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE..........................50
TAXES........................................................................51
ADDITIONAL INFORMATION.......................................................55
FINANCIAL STATEMENTS.........................................................55
APPENDIX A..................................................................A-1

GENERAL

      This Statement of Additional Information relates only to J.P. Morgan Bond Fund - Advisor Series (the "Fund"). The Fund is a series of shares of beneficial interest of J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Fund, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

      This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

      Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in a Master Portfolio (the "Portfolio"), an open-end management investment company having the same investment objective as the Fund. The Fund invests in the Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure." Accordingly, references below to the Fund also include the Portfolio; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

      The Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

      Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVES AND POLICIES

      The Fund is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Fund will fluctuate, the Fund attempts to conserve the value of its investments to the extent consistent with its objective. The Fund attempts to achieve its objective by investing all of its investable assets in The U.S. Fixed Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund.

      The Portfolio attempts to achieve its investment objective by investing primarily in high grade and investment grade corporate and government debt obligations and related securities of domestic and foreign issuers described in the Prospectus and this Statement of Additional Information.

      The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective by the Portfolio as set forth above and in the Prospectus. The investment objective of the Fund and its Portfolio is identical. Accordingly, references below to the Fund also include the Fund's Portfolio; similarly, references to the Portfolio also include the Fund that invests in the Portfolio unless the context requires otherwise.

Fixed Income Investments

      The Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which the Fund may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

Corporate Bonds and Other Debt Securities

      The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

      Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

      Government Guaranteed Mortgage-Backed Securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

      There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

      Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

      Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

      CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

      CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      Mortgages (directly held). The Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Advisor.

      The directly placed mortgages in which the Fund invests may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Advisor. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

      Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

      Corporate Fixed Income Securities. The Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Money Market Instruments

      The Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Fund will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Fund may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

      U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

      Additional U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

      Foreign Government Obligations. The Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

      Bank Obligations. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

      Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

      Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor's credit guidelines. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

      The Fund may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

Tax Exempt Obligations

      In certain circumstances the Fund may invest in tax exempt obligations to the extent consistent with the Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

      Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

      Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

      Municipal Notes. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

      Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

      Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

      Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

      Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

      Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

      Premium Securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

      Puts. The Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

      Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

      The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

      Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Advisor reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

      Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

Foreign Investments

      The Fund may invest in certain foreign securities. It may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Any foreign commercial paper purchased by the Fund must not be subject to foreign withholding tax at the time of purchase.

      Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European

Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or in other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. An unsponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign security. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

      Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

      Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

      Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

      In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

      Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure. See "Foreign Currency Exchange Transactions" below.

      Foreign Currency Exchange Transactions. Because the Fund may buy and sell securities and receive interest in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

      A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

      Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      Sovereign Fixed Income Securities. The Fund may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Brady Bonds. The Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

      Obligations of Supranational Entities. The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Investing in Emerging Markets

      The Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

      Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

      Restrictions on Investment and Repatriation. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional Investments

      Convertible Securities. The Fund may invest in convertible securities of domestic and, subject to the Fund's investment restrictions, foreign issuers. The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

      When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

      Risks Associated with Derivative Securities and Contracts. The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

      Market Risk. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

      Leverage and Volatility Risk. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

      Correlation Risk. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

      Credit Risk. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

      Liquidity and Valuation Risk. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.


      Investment Company Securities. Securities of other investment companies may be acquired by the Fund and the Portfolio to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act") or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its Portfolio). As a shareholder of another investment company, the Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund or Portfolio bears directly in connection with its own operations. The Fund has applied for exemptive relief from the SEC to permit the Fund's Portfolio to invest in affiliated investment companies. If the requested relief is granted, the Fund's Portfolio would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

      The Securities and Exchange Commission ("SEC") has granted the Portfolio an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Portfolio may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.


      Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements, securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

      Mortgage Dollar Roll Transactions. The Fund may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Fund sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements and securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.


      Loans of Portfolio Securities. Subject to applicable investment restrictions, the Fund is permitted to lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Member of Advisory Board, Director, employee or other affiliate of the Fund, the Advisor or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements, securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

      Illiquid Investments; Privately Placed and Other Unregistered Securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

      The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

      As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Quality and Diversification Requirements

      The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

      The Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".

      If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer.

Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.

      The Fund invests in a diversified portfolio of securities that are considered "high grade," "investment grade" and "below investment grade" as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exist, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

      Below Investment Grade Debt. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

      Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the

Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

      In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

      The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

      The Fund may use futures contracts and options for hedging and risk management purposes. The Fund may not use futures contracts and options for speculation.

      The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

      The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

Options

      Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

      The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

      If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

      Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

      Options on Indexes. The Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

      For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

      Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Advisor. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

      Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts

      The Fund may purchase and sell futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

      When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

      The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Options on Futures Contracts. The Fund may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.


      Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

      The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

      Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.

Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)


      Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

      Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be commodity pools, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the

Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Swaps and Related Swap Products. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

      The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

      Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

      The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

      The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

      The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

      The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

      The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

      The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

      The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

      During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

      The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

Risk Management

      The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of the portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover


      The Portfolio turnover rates for the fiscal years ended October 31, 1998, 1999 and 2000: 115%, 465% and 531%, respectively.

      The Portfolio may sell a security without regard to the length of time such security has been held if, in the Advisor's view, the security meets the criteria for sale. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. This policy is subject to certain requirements so that certain investors can qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" below.


INVESTMENT RESTRICTIONS

      The investment restrictions of the Fund and the Portfolio are identical, unless otherwise specified. Accordingly, references below to the Fund also include the Fund's Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

      The investment restrictions below have been adopted by the Fund and by the Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever the Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

      The Fund and the Portfolio:

1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

      Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Fund and the Portfolio and may be changed by their Trustees. These non-fundamental investment policies require that the Fund and the Portfolio:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      For purposes of the fundamental investment restriction regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES, MEMBERS OF THE ADVISORY BOARD AND OFFICERS


Trustees

      The Trustees of the Trust, who are also, the Trustees of the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. The mailing address of the Trustees is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017.

      FREDERICK S. ADDY - Trustee, Retired, Former Executive Vice President and Chief Financial Officer, Amoco Corporation. His date of birth is January 1, 1932.

      WILLIAM G. BURNS - Trustee, Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His date of birth is November 2, 1932.

      ARTHUR C. ESCHENLAUER - Trustee, Retired, Former Senior Vice President, Morgan Guaranty Trust Company of New York. His date of birth is May 23, 1934.

      MATTHEW HEALEY* - Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1996. His date of birth is August 23, 1937.


      MICHAEL P. MALLARDI - Trustee, Retired, Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His date of birth is March 17, 1934.

      The Trustees of the Trust are the same as the Trustees of each of the Portfolios. In accordance with applicable state requirements, a majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Funds, up to and including creating a separate board of trustees.

      Each Trustee is currently paid an annual fee of $75,000 for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.


      Trustee compensation paid by the Trust for the calendar year ended December 31, 2000 are set forth below.



                                         AGGREGATE TRUSTEE        TOTAL TRUSTEE COMPENSATION ACCRUED BY THE
                                         COMPENSATION             MASTER PORTFOLIOS(1), J.P. MORGAN FUNDS,
                                         PAID BY THE              J.P. MORGAN SERIES TRUST AND THE TRUST
NAME OF TRUSTEE                          TRUST DURING 2000        DURING 2000(2)
---------------                          -----------------        ------------------------------------------

Frederick S. Addy, Trustee               $23,538                  $75,000

William G. Burns, Trustee                $23,538                  $75,000

Arthur C. Eschenlauer, Trustee           $23,538                  $75,000

Matthew Healey, Trustee(3),              $23,538                  $75,000
  Chairman and Chief Executive
  Officer

Michael P. Mallardi, Trustee             $23,538                  $75,000



      (1) Includes the Portfolio and 18 other portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment advisor.

      (2) No investment company within the fund complex has a pension or retirement plan. Currently there are 22 investment companies (composed of 19 investment companies comprising the Master Portfolios, the Trust, J.P. Morgan Funds and J.P. Morgan Series Trust) in the fund complex.

      (3) During 2000, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.
---------------------------------


*Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. The Portfolio and the Trust have entered into the Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolio and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee that is equal to the Trust's and Portfolio's allocated share of Pierpont Group, Inc.'s reasonable costs in performing these services to the Trust, the Portfolios and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.


      The aggregate fees paid to Pierpont Group, Inc. by the Portfolio during the indicated fiscal periods are set forth below:


Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000:
$35,661, $30,562 and $24,445, respectively.

Fund - For the period September 15, 2000 (commencement of operations) through October 31, 2000: $0.

Members of the Advisory Board

      The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed (i) so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy and (ii) with the intention that the Members of the Advisory Board held be proposed for election as Trustees at a shareholder meeting to be held prior to the retirement. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:


      Ann Maynard Gray - Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

      John R. Laird - Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.


      Gerard P. Lynch** - Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.


      James J. Schonbachler - Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.

Officers

      The Trust's and Portfolio's executive officers (listed below), other than the Chief Executive officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolio. The Trust and the Portfolio have no employees.

      The officers of the Trust and the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and the Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.


      MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1996. His address is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. His date of birth is August 23, 1937.

      MARGARET W. CHAMBERS; Vice President and Secretary. Executive Vice President and General Counsel of FDI since April of 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

      MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer and Director of FDI, and an officer of certain investment companies advised or administered by FDI since prior to 1996. Her date of birth is August 1, 1957.

      DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Vice President, New Business Development of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to 1999, Mr. Conroy was a Manager of Treasury Services and Administration of FDI. His date of birth is March 31, 1969.

      KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment

---------------------------------
**Mr. Lynch may be deemed an "interested person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with an affiliate.

companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

      CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

      KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President of FDI. Manager of Treasury Services Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. Her date of birth is July 5, 1972.

      MARY A. NELSON; Vice President and Assistant Treasurer. Senior Vice President and Director of Financial Services at FDI, since August 1994, and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.

      MARY JO PACE; Assistant Treasurer; Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

      GEORGE A. RIO; President and Treasurer; Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. His date of birth is January 2, 1955.

      CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves as Manager of the Funds Infrastructure group and is responsible for the management of special projects. Prior to January 2000, she served as Manager of the Tax Group in the Funds Administration group and was responsible for U.S. mutual fund tax matters. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

      ELBA VASQUEZ; Vice President and Assistant Secretary. Vice President of FDI since February 1999. Ms. Vasquez served as National Sales Associate for FDI from May 1996. Prior to that she served in various mutual fund sales and marketing positions for U.S. Trust Company of New York. Her date of birth is December 14, 1961.

      As of the date of this Statement of Additional Information, the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of the Fund.

CODES OF ETHICS

      The Trust, Advisor and FDI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent access persons (as defined therein) from engaging in any unlawful conduct set forth in Rule 17j-1.


INVESTMENT ADVISOR


      The Fund has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Portfolio, pursuant to an Investment Advisory Agreement dated as of June 12, 2000. Subject to the supervision of the Portfolio's Trustees, the Advisor makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments.

      The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."

      The Advisor, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor is located at 522 Fifth Avenue, New York, New York 10036.

      J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.

      The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee. The accounts, which are managed or advised by the Advisor, have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolio. See "Portfolio Transactions."


      Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio in which the Fund invests is currently -- Salomon Brothers Broad Investment Grade Bond Index.

      The Portfolio is managed by employees of the Advisor who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase that execute transactions on behalf of the Portfolio.


      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreements, the Portfolio has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.30% the Portfolio's average daily net assets shown below.


      The advisory fees paid by the Portfolio to the Advisor for the fiscal years ended October 31, 1998, 1999 and 2000: $3,583,060, $4,514,768 and
$4,648,013, respectively.

      Morgan, an affiliate of the Advisor and a wholly owned subsidiary of J.P. Morgan Chase, is a New York trust company that conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world. Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust. Morgan is located at 60 Wall Street, New York, New York 10260. See "Services Agent" and "Shareholder Servicing" below.


DISTRIBUTOR

      FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

      The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a "vote of a majority of the outstanding securities" of the Fund (as defined in the 1940 Act and below) or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party. The Distribution Agreement is also terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a "vote of a majority of the outstanding voting securities of the Fund", that is (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. FDI is a wholly owned indirect subsidiary of

Boston Institutional Group, Inc. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

      Under Co-Administration Agreements with the Trust and the Portfolio dated August 1, 1996, FDI also serves as the Trust's and the Portfolio's Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolio, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolio, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

      FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolios; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees, Members of the Advisory Board and investors; and (vi) maintains related books and records.

      For its services under the Co-Administration Agreements, the Fund and Portfolio have agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, J.P. Morgan Funds, the Master Portfolios and other investment companies subject to similar agreements with FDI.


      The table below sets forth for the Fund listed and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.

Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000:
$22,913, $19,016 and $11,454, respectively.

Fund - For the period September 15, 2000 (commencement of operations) through October 31, 2000: $0.


SERVICES AGENT

      The Trust, on behalf of the Fund, and the Fund's Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund and the Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

      Under the Services Agreements, Morgan provides certain administrative and related services to the Fund and the Portfolio, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

      Under the Services Agreements, the Fund and the Portfolio have agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund and Portfolio is determined by the proportionate share that their net assets bear to the total net assets of the Trust, J.P. Morgan Funds, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.


      The table below sets forth for the Fund listed and its corresponding Portfolio the fees paid to Morgan as Services Agent. See the Prospectus and "Expenses" below for applicable expense limitations.

Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000:
$348,110, $390,355 and $377,452, respectively.

Fund - For the period September 15, 2000 (commencement of operations) through October 31, 2000: $0.


CUSTODIAN AND TRANSFER AGENT

      The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent. Pursuant to the Custodian Contracts and Fund Accounting Agreements with the Trust, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. In the case of foreign assets held outside the United States, the custodian employs various subcustodians in accordance with the regulations of the SEC.

      State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

      The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a service organization. Under this agreement, Morgan is responsible for performing shareholder account administrative and servicing functions, which includes but is not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

      Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at the annual rate of 0.05% (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders).


      The shareholder servicing fees paid by the Fund to Morgan for the period September 15, 2000 through October 31, 2000 were $21.


      The Fund may is sold to or through service organizations who are customers of J.P. Morgan ("service organizations"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Service Organization" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

SERVICE ORGANIZATIONS

      The Trust, on behalf of the Fund, has adopted a service plan (the "Plan") with respect to the shares which authorizes the Fund to compensate Service Organizations for providing certain account administration and other services to their customers who are beneficial owners of such shares. Pursuant to the Plan, the Trust, on behalf of the Fund, enters into agreements with Service Organizations which purchase shares on behalf of their customers ("Service Agreements"). Under such Service Agreements, the Service Organizations may: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain or assist in maintaining account records for each customer who beneficially owns shares, and (c) process or assist in processing customer orders to purchase, redeem and exchange shares, and handle or assist in handling the transmission of funds representing the customers' purchase price or redemption proceeds. As compensation for such services, the Trust on behalf of the Fund pays each Service Organization a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the shares of the Fund attributable to or held in the name of such Service Organization for its customers.


      The service fees paid by the Fund to the Service Organizations for the period September 15, 2000 through October 31, 2000 were $17.


      Conflicts of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, are urged to consult legal advisors before investing fiduciary assets in shares. In addition, under some state securities laws, banks and other financial institutions purchasing shares on behalf of their customers may be required to register as dealers.

      The Trustees of the Trust, including a majority of Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related Service Agreements, initially voted to approve the Plan and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on June 12, 2000. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the disinterested Trustees as described above or by a vote of a majority of the outstanding shares of the affected Fund on not more than 60 days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the non-interested members of the Board of Trustees.

DISTRIBUTION PLAN

      Rule 12b-1 (the "Rule") under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. On June 12, 2000, the Trustees adopted such a plan on behalf of the Fund (the "Distribution Plan") pursuant to which the Fund pays for distributing its shares at an annual rate not to exceed 0.25% of the value of the average daily net assets of the Fund. Under the Distribution Plan, the Fund may make payments to certain financial institutions, securities dealers, and other industry professionals that have entered into written agreements with the Fund in respect of these services. The amounts to be paid to such institutions is based on the daily value of shares owned by their clients. The fees payable under the Distribution Plan for advertising, marketing and distributing are payable without regard to actual expenses incurred. The Trustees believe that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.


      The table below sets forth for the Fund listed the fees by the Fund under the Rule 12b-1 Plan for the period September 15, 2000 (commencement of operations) through October 31, 2000: $0.


      Quarterly reports of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, will be made to the Trustees for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Fund's shares may bear for distribution without approval of such shareholders and that all material amendments of the Distribution Plan must be approved by the Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Distribution Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan and related agreements are subject to annual approval by such vote of the

Trustees cast in person at a meeting called for the purpose of voting on the Distribution Plan and related agreements. The Distribution Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the related agreements or by vote of the holders of a majority of shares, as the case may be. A related Distribution Plan agreement is terminable without penalty, at any time, by such vote of the Trustees or by vote of the holders of a majority of the Fund's shares upon not more than 60 days' written notice to any other party to such agreement. A Distribution Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

INDEPENDENT ACCOUNTANTS

      The independent accountants of the Trust and the Portfolio are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and the Portfolio, assists in the preparation and/or review of the Fund's and the Portfolio's federal and state income tax returns and consults with the Fund and the Portfolio as to matters of accounting and federal and state income taxation.

EXPENSES


      In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Advisor," "Co-Administrator," "Distributor," "Services Agent", "Shareholder Servicing" and "Service Organizations" above, the Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolio, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.


      J.P. Morgan has agreed that it will reimburse the Fund to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at annual rate of 0.95% of the Fund's average daily net assets.


      This limit does not cover interest, taxes and extraordinary expenses. This reimbursement arrangement will continue through at least February 28, 2002.


      The table below sets forth for the Portfolio listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangement described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.


Portfolio -- For the fiscal years ended October 31, 1998, 1999 and 2000: N/A, N/A and N/A, respectively.

Fund - For the period September 15, 2000 (commencement of operations) through October 31, 2000: $17,316.


PURCHASE OF SHARES

      Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

      Method of Purchase. Investors may open Fund accounts and purchase shares only through Service Organizations. All purchase transactions in the Fund accounts received by the service organization are processed by Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Service Organization. The Trust reserves the right to determine the purchase orders that it will accept.

      References in the Prospectus and this Statement of Additional Information to customers of Morgan or a Service Organization include customers of their affiliates and references to transactions by customers with Morgan or a Service Organization include transactions with their affiliates. Only Fund investors who are using the services of a service organization acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

      The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund's Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's Portfolio; (ii) be acquired by the Fund for investment and not for resale (other than for resale to the Fund's Portfolio); and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

      11 Service Organizations may establish their own minimums and charge the investor a fee for this service and other services they provide to their customers.

REDEMPTION OF SHARES

      Investors may redeem shares as described in the Prospectus.

      If the Trust on behalf of the Fund and its Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Fund and the Portfolio, have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund and the Portfolio are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in kind by the Fund. If the requested relief is granted, the Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

      Further Redemption Information Investors should be aware that redemptions from the Fund may not be processed by the Service Organization. Please call your Service Organization for more details on what constitutes proper form and on availability of redemption proceeds. The Trust, on behalf of the Fund, and the Portfolio, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

      An investor may exchange shares from the Fund into any other J.P. Morgan Advisor Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in the fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

      The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

      Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at his or her Service Organization. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

      If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution may be held pursuant to the Service Organization's procedures regarding lost shareholders which could include automatically investing in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

      The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.


      Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations readily available from and supplied daily by pricing services or brokers. If such prices are generally not readily available from the Fund's pricing services or brokers, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such fair value procedures include the use of pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      The value of all assets initially expressed in foreign currencies shall be converted to U.S. dollars at prevailing rates as provided by an independent pricing source as of 11:00 a.m. New York time.

      Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

      Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.


PERFORMANCE DATA

      From time to time, the Fund may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

      Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

      The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

      Yield Quotations. As required by regulations of the SEC, the annualized yield for the Fund is computed by dividing the Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

      Set forth below is the historical yield information for the Fund's related series, J.P. Morgan Bond Fund.


J.P. Morgan Bond Fund (10/31/00): 30-day yield: 6.24%.


      Total Return Quotations. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

      As required by regulations of the SEC, the average annual total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

      Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.


Historical Performance


      The historical performance information shown below for the Fund's related feeder, J.P. Morgan Bond Fund, reflects operating expenses which were lower than those of the Fund. These returns are higher than would have occurred if an investment in the Fund had been made during the periods indicated. All performance information will be presented in accordance with applicable SEC staff interpretations. The applicable financial information in the registration statement for the J.P. Morgan Fund (Registration Nos. 033-54632 and 811-07340) is incorporated herein by reference.


J.P. Morgan Bond Fund (10/31/00): Average annual total return, 1 year: 6.61%; average annual total return, 5 years: 5.58%; average annual total return, 10 years: 7.13%; aggregate total return, 1 year: 6.61%; aggregate total return, 5 years: 31.21%; aggregate total return, 10 years: 99.05%.


      General. The Fund's performance will vary from time to time depending upon market conditions, the composition of its Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

      From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Fund.

PORTFOLIO TRANSACTIONS

      The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio. See "Investment Objectives and Policies."

      Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      Portfolio transactions for the Fund will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Fund's Portfolio may engage in short-term trading consistent with its objectives. See "Investment Objectives and Policies -- Portfolio Turnover."

      In connection with portfolio transactions for the Portfolio, the Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

      Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Portfolio's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Portfolio and persons who are affiliated with such persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may no purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Portfolio that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

      Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Portfolio may only sell a security to other portfolios or accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

      It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Portfolio, as well as other clients including other funds, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

      If the Portfolio writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

      The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

      Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds".

      The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, Member of the Advisory Board, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

      The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

      The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of the Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

      The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

      Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

      The Trustees have authorized the issuance and sale to the public of shares of 34 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.


      For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption Shares" in the Prospectus.

      As of January 31, 2001, no one owned of record or was known by the fund to own beneficially more than 5% of the outstanding shares of Fund.


SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

      Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in the Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.

      In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

      The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Portfolio described above and in the Fund's prospectus.

      Certain changes in the Portfolio's fundamental investment policies or restrictions, or a failure by the Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

      Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

      Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

      The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

      The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

      As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's requirements.

      Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

      For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

      Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital losses are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Fund are not eligible for the dividends received deduction. The Fund generally pays a monthly dividend. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

      Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put option is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by the Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

      Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.


      Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder generally is subject to a maximum tax rate of 20%. However, if the Fund shares are acquired by an individual after December 31, 2000 and held for more than five years, the maximum long-term capital gain tax rate generally will be reduced to 18%. Any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.


      Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities held by the Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.


      Certain forward currency contracts, options and futures contracts entered into by the Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

      Certain options, futures and foreign currency contracts held by the Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For certain options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.


      If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

      Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Generally, a foreign shareholder must satisfy certain certification requirements in order to claim the benefit of a lower treaty rate. In addition, in the case of Fund shares held by a foreign partnership, the certification requirement generally will also apply to the partners of the partnership and the partnership must provide certain information. A foreign shareholder that is eligible for a reduced rate of United States withholding tax under tax treaty may obtain a refund of any amounts withheld in excess of that rate by filing a refund claim with the United States Internal Revenue Service.

      Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

      In the case of a foreign shareholder who is a nonresident alien individual or foreign entity and that is a beneficial owner of Fund shares, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from any distributions including distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless such foreign shareholder provides an IRS Form W-8BEN certifying that it is a non-U.S. person for U.S. federal income tax purposes, or otherwise established an exemption. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.


      State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

      Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolio is organized as a New York trust. The Portfolio is not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

      Telephone calls to the Fund, J.P. Morgan or a service organization as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolio's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS


      The Fund's statements and the report of PricewaterhouseCoopers LLP are incorporated herein by reference from the Fund's October 31, 2000 annual report filing made with the SEC December 29, 2000 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession No. 001016937-00-000033). The annual report is available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722. The Fund's financial statements include the financial statements of the Portfolio.

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A   - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B   - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  - An obligation rated CC is currently highly vulnerable to nonpayment.

C   - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A   - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - This designation indicates that the degree of safety regarding timely payment is satisfactory.

A-3 - This designation indicates that the degree of safety regarding timely payment is adequate.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A   - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C   - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1  - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
         -  Leading market positions in well established industries.
         -  High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                     PART C

ITEM 23. EXHIBITS.

      (a) Declaration of Trust, as amended, was filed as Exhibit No. 1 to Post-Effective Amendment No. 25 to the Registration Statement filed on September 26, 1996 (Accession Number 0000912057-96-021281).

      (a)1 Amendment No. 5 to Declaration of Trust; Amendment and Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest.*

      (a)2 Amendment No. 6 to Declaration of Trust; Amendment and Sixth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(b) to Post-Effective Amendment No. 31 to the Registration Statement on February 28, 1997 (Accession Number
0001016964-97-000041).

      (a)3 Amendment No. 7 to Declaration of Trust; Amendment and Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(c) to Post-Effective Amendment No. 32 to the Registration Statement on April 15, 1997 (Accession Number 0001016964-97-000053).

      (a)4 Amendment No. 8 to Declaration of Trust; Amendment and Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(d) to Post-Effective Amendment No. 40 to the Registration Statement on October 9, 1997 (Accession Number
0001016964-97-000158).

      (a)5 Amendment No. 9 to Declaration of Trust; Amendment and Ninth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(e) to Post-Effective Amendment No. 50 to the Registration Statement on December 29, 1997 (Accession Number
0001041455-97-000014).

      (a)6 Amendment No. 10 to Declaration of Trust; Amendment and Tenth Amended and Restated Establishment and Designation of Series of Shares of Beneficial


--------------------------------------------------------------------------------

Interest and change voting procedures to dollar-based voting was filed as Exhibit No. (a)6 to Post-Effective Amendment No. 60 to the Registration Statement on December 31, 1998(Accession Number 0001041455-98-000097).

      (a)7 Amendment No. 11 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registration Statement filed on April 29, 1999 (Accession Number 00001041455-99-000041).

      (a) 8 Amendment No. 12 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 13, 2000 (Accession Number 00001041455-00-000084).

      (a) 9 Amendment No. 13 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

(a) 10 Amendment No. 13 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

            (b) Restated By-Laws of Registrant.*

      (b)(1) Amendment to Restated By-laws of Registrant Incorporated herein by reference to Post Effective Amendment71 to the Registration statement on February 28, 2000 (Accession No0001041455-00-000056

      (e) Distribution Agreement between Registrant and Funds Distributor, Inc. ("FDI").*

      (g)1 Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street").*

      (g)2 Custodian Contract between Registrant and The Bank of New York incorporated herein by reference to Post Effective Amendment 71 to the Registration statement on February 28, 2000 (Accession No0001041455-00-000056

      (h)1 Co-Administration Agreement between Registrant and FDI.*

      (h)2 Restated Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York ("Morgan Guaranty") filed as Exhibit
(h)2 to Post Effective Amendment No. 54 to the Registration Statement on August 25, 1998 (Accession No. 0001041455-98-000053).

      (h)3 Transfer Agency and Service Agreement between Registrant and State Street.*

      (h)4 Restated Administrative Services Agreement between Registrant and Morgan Guaranty.*

      (h)5 Fund Services Agreement, as amended, between Registrant and Pierpont Group, Inc.*

      (h)6 Service Plan with respect to Registrant's Service Money Market
Funds.**

      (h) 7 Service Plan with respect to Registrant's Small Company Fund Advisor Series, Small Company Opportunities Fund - Advisor Series, International Equity Fund - Advisors Series, International Opportunities Fund - Advisor Series, U.S. Equity Fund - Advisor Series, Diversified Fund - Advisor Series, incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).


--------------------------------------------------------------------------------

(h) 8 Amended Service Plan with respect to Registrant's Disciplined Equity - Advisor Series and Direct Prime Money Market Funds, incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 3 , 2000 (Accession Number 0001041455-00-000084).

(h) 9 Amended Service Plan with respect to Registrant's J.P. Morgan Prime Cash Management Fund, incorporated herein by reference to Post-Effective Amendment No. 75 to the Registration Statement filed on May 17, 2000 (Accession Number 0001041455-00-000122).

      (i) Opinion and consent of Sullivan & Cromwell.*

      (j) Consent of independent accountants (filed herewith).

      (l) Purchase agreements with respect to Registrant's initial shares.*

      (m) Rule 12b-1 Plan incorporated herein by reference to PEA No. 78 to the Registration Statement filed August 1, 2000 (Accession Number
0000894088-00-000008).

      (n) Financial Data Schedules (not required).

      (p)(1) Codes of Ethics for J.P. Morgan Institutional Funds and for the Master Portfolios, incorporated herein by reference to Post-Effective Amendment No 72 to the Registration Statement filed on April 3, 2000(Accession Number 0001041455-00-000084).

      (p)(2) Codes of Ethics for J.P. Morgan Investment Management Inc. and for Funds Distributor, Inc. incorporated herein by reference to Post Effective Amendment No. 73 to the Registration Statement filed on April 4, 2000(Accession Number 0001041455-00-000087).


      (p) (3) Amended Code of Ethics for J.P. Morgan Investment Management Inc. herein by reference to Post-Effective Amendment No. 82 to Registrant's registration statement on February 28, 2000.


----------

      * Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

      ** Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 1997 (Accession Number 00001016964-97-000059).

      ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

      Not applicable.


ITEM 25. INDEMNIFICATION.

Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred



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or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Not Applicable.

ITEM 27. PRINCIPAL UNDERWRITERS.

      (a) Funds Distributor, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

      Funds Distributor, Inc. acts as principal underwriter for the following investment companies other than the Registrant:

The Brinson Funds
CDC MPT + Funds
Dresdner RCM Capital Funds, Inc.
Dresdner RCM Global Funds, Inc.
Founders Funds, Inc.
Harris Insight Funds Trust
HT Insight Funds, Inc. d/b/a Harris Insight Funds
J.P. Morgan Institutional Funds
J.P. Morgan Funds
JPM Series Trust
JPM Series Trust II
LaSalle Partners Funds, Inc.
LMCG Funds
Merrimac Series
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds I
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
National Investors Cash Management Fund, Inc.
Nomura Pacific Basin Fund, Inc.
Orbitex Group of Funds
The Saratoga Advantage Trust
SG Cowen Funds, Inc.
SG Cowen Income + Growth Fund, Inc.
SG Cowen Standby Reserve Fund, Inc.
SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
SG Cowen Series Funds, Inc.
The Skyline Funds
St. Clair Funds, Inc.
TD Waterhouse Family of Funds, Inc.
TD Waterhouse Trust

      Funds Distributor, Inc. does not act as depositor or investment adviser to any of the investment companies.

      Funds Distributor, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor, Inc. is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor, Inc. is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.


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                                                                          Page 5

      (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.:

Director, President and Chief Executive Officer    - Marie E. Connolly
Director and Executive Vice President              - George A. Rio
Executive Vice President and Chief                 - Gary S. MacDonald
    Administrative Officer
Executive Vice President                           - William S. Nichols
Executive Vice President                           - W. Charles Carr
Executive Vice President, General                  - Margaret W. Chambers
    Counsel, Chief Compliance Officer,
    Secretary and Clerk
Senior Vice President and Treasurer                - Joseph F. Tower III
Senior Vice President and Chief                    - William J. Stetter
    Financial Officer
Senior Vice President, Deputy General              - Christopher J. Kelley
    Counsel
Senior Vice President                              - Mary A. Nelson
Chairman and Director                              - William J. Nutt

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      PIERPONT GROUP, INC.: 461 Fifth Avenue, New York, New York 10017 (records relating to its assisting the Trustees in carrying out their duties in supervising the Registrant's affairs).

MORGAN GUARANTY TRUST COMPANY OF NEW YORK: 60 Wall Street, New York, New York 10260-0060, 522 Fifth Avenue, New York, New York 10036 or 9 West 57th Street, New York, New York 10019 (records relating to its functions as shareholder servicing agent and administrative services agent).

STATE STREET BANK AND TRUST COMPANY: 1776 Heritage Drive, North Quincy, Massachusetts 02171 and 40 King Street West, Toronto, Ontario, Canada M5H 3Y8 (records relating to its functions as fund accountant, custodian, transfer agent and dividend disbursing agent).

      THE BANK OF NEW YORK: 1 Wall Street New York, New York 10086, (records relating to its functions as fund accountant and custodian).

FUNDS DISTRIBUTOR, INC.: 60 State Street, Suite 1300, Boston, Massachusetts 02109 (records relating to its functions as distributor and co-administrator).

ITEM 29. MANAGEMENT SERVICES.

Not Applicable.

ITEM 30. UNDERTAKINGS.

(a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.


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                                                                          Page 6

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485 (b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 28th day of February, 2001


By /s/ Christopher Kelley
   -------------------------------
    Christopher Kelley
   Vice President and Assistant Secretary


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on February 28, 2001



George Rio*
------------------------------
George Rio
President and Treasurer


Matthew Healey*
------------------------------
Matthew Healey
Trustee, Chairman and Chief Executive Officer (Principal Executive Officer)


Frederick S. Addy*
------------------------------
Frederick S. Addy
Trustee


William G. Burns*
------------------------------
William G. Burns
Trustee


Arthur C. Eschenlauer*
------------------------------
Arthur C. Eschenlauer
Trustee


Michael P. Mallardi*
------------------------------
Michael P. Mallardi
Trustee


*By /s/ Christopher Kelley
   -------------------------------
     Christopher Kelley
    as attorney-in-fact pursuant to a power of attorney.


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

                                INDEX TO EXHIBITS

Exhibit No.   Description of Exhibit
-----------   ------------------------
EX-99 (j)     Consent of Independent Accountants


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